SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant |X|
Filed by a party other than the Registrant |_|

Check the appropriate box:

|_|      Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|      Definitive Proxy Statement
|_|      Definitive Additional Materials
|_|      Soliciting Material Pursuant toss.240.14a-11(c) orss.240.14a-12


                                [GRAPHIC OMITTED]

                        IMAGING TECHNOLOGIES CORPORATION
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)



    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|      No fee required

|_|      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

          1.   Title of each class of securities to which transaction applies:
          2.   Aggregate number of securities to which transaction applies:
          3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
          4.   Proposed maximum aggregate value of transaction:
          5.   Total fee paid:

|_| Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1.   Amount Previously Paid:
          2.   Form, Schedule or Registration Statement No.:
          3.   Filing Party:
          4.   Date Filed:

                                [GRAPHIC OMITTED]
                        IMAGING TECHNOLOGIES CORPORATION
              15175 Innovation Drive o San Diego, California 92128
                 Telephone: (858) 613-1300 o Fax: (858) 207-6505


April 11, 2000


Dear Stockholder:

It is a pleasure to send to you the attached notice and proxy materials with regard to the Annual Meeting of Stockholders (the "Meeting") of Imaging Technologies Corporation (the "Company") scheduled to be held on May 11, 2000.

The matters to be considered at the Meeting include the following: election of directors; approval of a stock option plan; approval of an employee stock purchase plan; approval of an increase in the number of authorized shares of the Company's common stock (the "Common Stock"); approval of a reverse split of the Common Stock; and approval of the Company's accountants.

The Company's board of directors unanimously recommends that you vote FOR all of the above-mentioned proposals.

I hope you will be able to attend the Meeting. However, whether or not you plan to attend the Meeting, we request that you sign, date and return the enclosed Proxy card as soon as possible.

If you should have any questions in regard to any of the above-mentioned proposals, please do not hesitate to call our Stockholder Relations Department or me at (858) 613-1300.

We are grateful for the confidence you have shown in us.


                                    Sincerely yours,



                                 /s/Brian Bonar
                                    Brian Bonar
                                    Chairman of the Board,  President and Chief
                                    Executive Officer

                        IMAGING TECHNOLOGIES CORPORATION
              15175 Innovation Drive o San Diego, California 92128

                                 ---------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 11, 2000

                                 ---------------



         NOTICE IS HEREBY GIVEN that the 1999 Annual Meeting of Stockholders (the "Meeting") of IMAGING TECHNOLOGIES CORPORATION, a Delaware corporation (the "Company"), will be held at the Radisson Suite Hotel, 11520 W. Bernardo Ct., San Diego, California 92127, on Thursday, May 11, 2000, at 10 a.m., local time, to consider and act upon the following:


1. The election of five persons named in the accompanying Proxy Statement to serve as directors on the Company's board of directors (the "Board") and until their successors are duly elected and qualified;

2. To approve the Company's 2000 Stock Option Plan (the "2000 Stock Option Plan"), pursuant to which up to 3,500,000 shares of the Company's common stock, par value $.005 per share (the "Common Stock") will be reserved or may be reserved for issuance over the term of the 2000 Stock Option Plan;

3. To approve the Company's Employee Stock Purchase Plan (the "Stock Purchase Plan"), pursuant to which up to 1,250,000 shares of Common Stock will be reserved or may be reserved for issuance over the term of the Stock Purchase Plan;

4. To approve an amendment to the Company's certificate of incorporation (the "Certificate of Incorporation") to increase the number of the Common Stock, authorized to be issued from 100,000,000 shares to 200,000,000 shares;

5. To approve an amendment to the Certificate of Incorporation in order to effect a stock combination (reverse split) of the Common Stock in an exchange ratio to be approved by the Board, ranging from one newly issued share for each two outstanding shares of Common Stock to one newly issued share for each six outstanding shares of Common Stock;

6. To ratify the appointment of Boros & Farrington APC as the Company's independent auditors for the fiscal year ending June 30, 2000; and

7. To consider and transact such other business as may properly come before the Meeting or any adjournment(s) thereof.

         A Proxy Statement, form of Proxy and the Annual Report to Stockholders of the Company for the fiscal year ended June 30, 1999 are enclosed herewith. Only holders of record of Common Stock at the close of business on March 27, 2000 are entitled to receive notice of and to attend the Meeting and any adjournment(s) thereof. The stock transfer books of the Company will remain open between the record date and the date of the Meeting. At least 10 days prior to the Meeting, a complete list of the stockholders entitled to vote will be available for inspection by any stockholder, for any purpose germane to the

Meeting, during ordinary business hours, at the executive offices of the Company. Should you receive more than one Proxy because your shares are registered in different names and addresses, each Proxy should be signed and returned to assure that all your shares will be voted. You may revoke your Proxy at any time prior to the Meeting. If you attend the Meeting and vote by ballot, your Proxy will be revoked automatically and only your vote at the Meeting will be counted. If you do not expect to be present at the Meeting, you are requested to fill in, date and sign the enclosed Proxy, which is solicited by the Board of the Company, and to mail it promptly in the enclosed envelope.

         In the event there are not sufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the Meeting, the Meeting may be adjourned by a vote of the majority of the votes cast by the stockholders entitled to vote thereon. Whether or not you expect to attend the Meeting, to assure that a quorum is present at the Meeting or an adjournment thereof, and there are sufficient votes to vote on all of the foregoing proposals, please sign, date and return promptly your Proxy (even after May 11, 2000, the original Meeting date) in the stamp-addressed envelope provided.

                                      By Order of the Board of Directors


                                   /s/Brian Bonar
                                      Brian Bonar
                                      Chairman of the Board, President and Chief
                                      Executive Officer


Dated: April 11, 2000





--------------------------------------------------------------------------------
                                    IMPORTANT
 THE RETURN OF YOUR SIGNED PROXY AS PROMPTLY AS POSSIBLE WILL GREATLY FACILITATE
  ARRANGEMENTS FOR THE MEETING. NO POSTAGE IS REQUIRED IF THE PROXY IS RETURNED IN THE ENVELOPE ENCLOSED FOR YOUR CONVENIENCE AND MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

                        IMAGING TECHNOLOGIES CORPORATION
                             15175 Innovation Drive
                        San Diego, California 92128-3401

                    ----------------------------------------

                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 11, 2000

                    ----------------------------------------


         This Proxy Statement is furnished in connection with the solicitation of proxies by the board of directors (the "Board") of Imaging Technologies Corporation, a Delaware corporation (the "Company"), to be voted at the Annual Meeting of Stockholders of the Company (the "Meeting") which will be held at the Radisson Suite Hotel, 11520 W. Bernardo Ct., San Diego, California 92127 on Monday, May 11, 2000 at 10 a.m., local time, and any adjournment(s) thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders and in this Proxy Statement.



         The principal executive offices of the Company are located at 15175 Innovation Drive, San Diego, California 92128-3401. The approximate date on which this Proxy Statement and accompanying Proxy will first be sent or given to stockholders is April 14, 2000.


                                VOTING SECURITIES

VOTING


         The specific proposals to be considered and acted upon at the Meeting are summarized in the accompanying Notice of Annual Meeting of Stockholders and are described in more detail in this Proxy Statement. On March 27, 2000, the record date for determination of stockholders entitled to notice of and to vote at the Meeting, 94,517,047 shares of the Company's common stock, par value $.005 (the "Common Stock") and 420.5 shares of 5% Convertible Preferred Stock, par value $1,000 per share (the "5% Convertible Stock"), were issued and outstanding. Each stockholder is entitled to one vote for each share of Common Stock and no vote for each share of 5% Convertible Stock held by such stockholder on March 27, 2000.


         The attendance, in person or by proxy, of the holders of a majority of the outstanding voting shares of Common Stock entitled to vote at the Meeting is necessary to constitute a quorum. A vote of a majority of the outstanding shares of Common Stock entitled to vote at the Meeting will be required for the approval of each of the amendments to the Company's certificate of incorporation (the "Certificate of Incorporation"). A vote of the holders of a majority of the number of outstanding shares of Common Stock, present, in person or represented by proxy at the Meeting and entitled to vote at the Meeting, will be required for the election of directors, approval of the stock option plan, and election of the Company's accountants.

         Although the Company is a Delaware corporation, under Section 2115 of the California Corporations Code, certain provisions of the California Corporation Code apply to the Company because of the residence of the Company's stockholders and the extent of its business operations and assets in California. The provisions pertaining to certain requirements of cumulative voting apply to the Company.

         Stockholders have cumulative voting rights when voting for directors. Accordingly, any stockholder may multiply the number of votes he or she is entitled to vote by the number of directors to be elected and allocate votes among the candidates in any manner. However, no voting stockholder may cumulative votes unless the name(s) of the director candidate or candidates have been placed in nomination prior to the voting and the stockholder, prior to the voting, has given notice at the Meeting of its intention to cumulate its shares. If any one stockholder has given a notice of its intention to cumulate votes then all stockholders may cumulate their votes for director candidates in nomination. Stockholders may exercise such cumulative voting rights, either in person or by proxy after providing the proper notice. The five director nominees receiving the highest number of votes will be elected.

         The Board intends to vote proxies equally for the five nominees unless otherwise instructed on the Proxy Card. If you do not wish your votes to be voted for particular nominees, please identify the exceptions in the designated place on the Proxy Card. If at the time of the Meeting one or more of the nominees have become unavailable to serve, votes represented by Proxies will be voted for the remaining nominees and for any substitute nominee or nominees designated by the Board. Directors elected at the Meeting will hold office until the next Annual Meeting of Stockholders or until their successors have been elected and qualified.

         All votes will be tabulated by the inspector of election appointed for the Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions and broker non-votes are counted as present for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions will be counted towards the tabulations of votes cast on proposals presented to the stockholders and will have the same effect as negative votes except in regard to the election of directors. Broker non-votes will not be counted towards the tabulations of votes cast on proposals presented to the stockholders.

PROXIES

         If the enclosed form of Proxy is properly signed and returned, the shares represented thereby will be voted at the Meeting in accordance with the instructions specified thereon. If the Proxy does not specify how the shares represented thereby are to be voted, the Proxy will be equally voted FOR the election of the five directors proposed by the Board unless the authority to vote for the election of such directors is withheld and, if no contrary instructions are given, the Proxy will be voted FOR the approval of Proposals 1, 2, 3, 4, 5 and 6 described in the accompanying Notice and Proxy Statement. You may revoke or change your Proxy at any time before the Meeting by filing with the Secretary of the Company at the Company's principal executive offices at 15175 Innovation Drive, San Diego, California 92128-3401, a notice of revocation or another signed Proxy with a later date. You may also revoke your Proxy by attending the Meeting and voting in person.

SOLICITATION

         The Company will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of this Proxy Statement, the form of Proxy and any additional solicitation materials furnished to the stockholders. Copies of solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. The Company may reimburse such persons for their costs in forwarding the solicitation materials to such beneficial owners. In addition to the solicitation of Proxies by mail, Proxies may be solicited without extra compensation paid by the Company by directors, officers and employees of the Company by telephone, facsimile, telegraph or personal interview. The Company also has engaged the proxy solicitation firm of D.F. King Company, Inc. to solicit votes for the Meeting for a fee of approximately $7,500, plus reimbursement of certain expenses.

                  DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

         Proposals of stockholders of the Company that are intended to be presented by such stockholders at the Company's 2000 Annual Meeting of Stockholders must be received by the Company at its executive offices not later than a reasonable time before the Company begins to print and mail its proxy materials in order that such proposals may be included in the Proxy Statement and form of Proxy relating to such meeting.

                     MATTERS TO BE CONSIDERED AT THE MEETING

                                   PROPOSAL 1
                              ELECTION OF THE BOARD

NOMINEES FOR ELECTION AS DIRECTORS

         The persons named below are nominees for director to serve until the next annual meeting of stockholders and until their successors have been elected and qualified. Management has selected five nominees, all of whom are currently directors of the Company. Each person nominated for election has agreed to serve if elected, and management has no reason to believe that any nominee will be unavailable to serve. Unless otherwise instructed, the Proxy holders will vote the Proxies received by them for the nominees named below. The proxies received by the Proxy holders cannot be voted for more than five directors, and, unless otherwise instructed, the Proxy holders will vote such proxies for the nominees named below. The five candidates receiving the highest number of affirmative votes of the shares entitled to vote at the Meeting will be elected directors of the Company.

         If, however, any of those named are unable to serve, or for good cause decline to serve at the time of the Meeting, the persons named in the enclosed Proxy will exercise discretionary authority to vote for substitutes. The Board is not aware of any circumstances that would render any nominee unavailable for election.

         The following table sets forth certain information regarding the nominees for election as directors.


NAME                    AGE      SINCE         DIRECTOR TITLE
----                    ---      -----         --------------
Brian Bonar             52       1995          Chairman of the Board, President
                                               and Chief Executive Officer

Keith Meadows           64       2000          Director

Robert A. Dietrich      54       2000          Director

Eric W. Gaer            51       2000          Director

Stephen J. Fryer        61       2000          Director

         Brian Bonar has served as a director of the Company  since  August 1995 and became the Company's Chairman of the Board in December 1999. From August 1992 through April 1994, Mr. Bonar served as the Company's Director of Technology Sales and from April 1994 through September 1994 as the Company's Vice President, Sales and Marketing. In September 1994, Mr. Bonar became the Company's Executive Vice President and, in July 1997, was appointed as the Company's President and Chief Operating Officer. In April 1998 Mr. Bonar assumed the post of CEO. From 1991 to 1992, Mr. Bonar was Vice President of Worldwide Sales and Marketing for Bezier Systems, Inc., a San Jose, California-based manufacturer and marketer of laser printers. From 1990 to 1991, he was Worldwide Sales Manager for Adaptec, Inc., a San Jose-based laser printer controller developer. From 1988 to 1990, Mr. Bonar was Vice President of Sales and Marketing for Rastek Corporation, a laser printer controller developed located in Huntsville, Alabama. From 1984 to 1988, Mr. Bonar was employed as Executive Director of Engineering at QMS, Inc., an Alabama-based developer and manufacturer of high-performance color and monochrome printing solutions. Prior to these positions, Mr. Bonar was employed by IBM, U.K. Ltd. for approximately 17 years.

         Keith George Meadows has served as a director of the Company since January 2000. Mr. Meadows is Chairman of Continua Ltd., a large printer installation and maintenance company in Europe. He has served on the board of directors for various technology companies. Mr. Meadows retired in January 1986 from Data Processing Customer Engineering ("D.P.C.E."), a company that pioneered large-scale independent computer maintenance throughout Europe, went public on the London Stock Exchange and was subsequently sold to Granada PLC. From

1983 to 1986, Mr. Meadows was named and acted as Managing Director of D.P.C.E. In 1979, Mr. Meadows was appointed General Manager of the United Kingdom
Division  of  D.P.C.E.  From 1959 to 1979,  Mr.  Meadows  served in several  key management positions for English Electric Computers/ICL and as a Vice President-Bureau Operations Europe for First National City Bank of New York. Mr. Meadows served in the Royal Navy for two years as a Sub-Lieutenant. He is a graduate of St. Edmund Hall, Oxford University, England.

         Robert A. Dietrich has served as a director of the Company since January 2000. Mr. Dietrich is President and CEO of Cyberair Communications Inc., a privately-held telecommunications company with strategic interests in Internet communications and "bandwidth" expansion technologies, as well as domestic and international telephone services, in Irvine, California. Recently, Mr. Dietrich was named President and CEO of Semper Resources Corporation, a public natural resources holding company in Irvine, California. From 1996 to 2000, Mr. Dietrich was Managing Director and CFO of Ventana International, Ltd., Irvine, California, a venture capital and private investment banking firm. From 1990 to 1994, Mr. Dietrich was Vice President and Chief Financial Officer of CEI, Inc., in Santa Ana, California, a commercial furnishings firm, prior to joining Ventana. Mr. Dietrich is a graduate of the University of Notre Dame, with a bachelor's degree in accounting, and the University of Detroit, with a master's degree in finance. He served as a lieutenant in the U.S. Navy's Atlantic Command Operations Control Center.

         Eric W. Gaer has served as a director since March 2000. Since 1998, Mr. Gaer has been the President and CEO of Arroyo Development Corporation, a privately-held, San Diego-based management consulting company. From 1996 to 1998, he was Chairman, President and CEO of Greenland Corporation, a publicly-held high technology company in San Diego, California. In 1995, he was CEO of Ariel Systems, Inc., a privately-held engineering development company in Vista, California. Over the past 25 years, Mr. Gaer has served in executive management positions at a variety of high-technology companies, including ITEC, Daybreak Technologies, Inc., Venture Software, Inc., and Merisel, Inc. In 1970, he received a Bachelor of Arts degree in mass communications from California State University, Northridge.

         Stephen J. Fryer has served as a director of the Company since March 2000. He is currently Chairman of the Board and CEO of Pen Interconnect, Inc. ("Pen"), a high technology company in Irvine, California. He began his employment service at Pen in 1997 as Senior Vice President of Sales ad Marketing. At Pen, he became a director in 1995 and was appointed President and CEO in 1998. From 1989 to 1996, Mr. Fryer was a principal in Ventana International, Ltd., a venture capital and private investment banking firm in Irvine, California. He has over 28 years experience in the computer industry in the United States, Asia and Europe. Mr. Fryer graduated from te University of California in 1960 with a bachelor's degree in mechanical engineering.

BOARD AND COMMITTEE MEETINGS

         The Board held 10 meetings during the fiscal year ended June 30, 1999.

         The Company's audit committee (the "Audit Committee"), composed of Messrs. David M. Carver and A.L. Dubrow, both of whom resigned from the Board in December 1999, met once during the fiscal year ended June 30, 1999, to review the Company's financial statements and to meet with the Company's independent auditors. The audit Committee currently consists of Robert A. Dietrich and Eric
W. Gaer.

         The Company's compensation committee (the "Compensation Committee"), composed of Messrs. Dubrow and Harry J. Saal, both of whom resigned from the Board in December 1999, met once during the fiscal year ended June 30, 1999, to review executive compensation and the status of the Company's employee stock option plans. The Compensation Committee currently consists of Stephen J. Fryer and Keith Meadows. None of these individuals was an officer or employee of the Company at any time during the fiscal year ended June 30, 1999, or at any other time.

         No current executive officer of the Company has ever served as a member of the board of directors or compensation committee of any other entity that has or has had one or more executive officers serving as a member of the Board or Compensation Committee.

DIRECTOR AND COMMITTEE COMPENSATION

         Directors who are not employees of the Company or one of its subsidiaries receive monthly fees of $1,000.

               THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR
                   THE ELECTION OF THE NOMINEES LISTED ABOVE.

                                   PROPOSAL 2

                APPROVAL OF 2000 STOCK OPTION/STOCK ISSUANCE PLAN

         The Company's stockholders are being asked to approve the 2000 Stock Option Plan (the "2000 Stock Option Plan"), pursuant to which 3,500,000 shares of Common Stock will be reserved for issuance. The Board has authorized the implementation of the 2000 Stock Option Plan as a comprehensive equity incentive program to attract and retain the services of those persons essential to the Company's growth and financial success. The 2000 Stock Option Plan was adopted by the Board on January 25, 2000, and would become effective if (i) either Proposal 4 or 5 is (A) approved by the required vote of stockholders and (B) implemented by the Board and (ii) this Proposal 2 is approved by a majority of the shares of Common Stock entitled to vote at the Meeting. In addition, if Proposal 5 is approved by the stockholders and the Board effects a stock combination (reverse split), the number of shares of Common Stock reserved for issuance will be reduced to that number obtained by dividing 3,500,000 by that exchange ratio determined by the Board. See "Proposal 5 - Approval of an Amendment of the Company's Certificate of Incorporation to Effect a Reverse Split of common Stock."

         The following summary describes the material features of the 2000 Stock Option Plan. The summary, however, does not purport to be a complete description of all the provisions of the 2000 Stock Option Plan. A complete form of the 2000 Stock Option Plan has been attached hereto as Exhibit A.

         The following is a summary of the material features of the 2000 Stock Option Plan.

SHARES SUBJECT TO THE OPTION PLAN AND ELIGIBILITY

         The 2000 Stock Option Plan authorizes the grant of options to purchase a maximum of 3,500,000 shares of the Company's Common Stock (subject to adjustment as described below) to employees and directors of, and consultants to, the Company or any of its subsidiaries. Upon expiration, cancellation or termination of unexercised options, the shares of the Company's Common Stock subject to such options will again be available for the grant of options under the 2000 Stock Option Plan.

TYPE OF OPTIONS

         Options granted under the 2000 Stock Option Plan may either be incentive stock options ("ISOs"), within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or nonqualified stock options, which do not qualify as ISOs ("NQSOs"). ISOs, however, may only be granted to employees.

ADMINISTRATION

         The 2000 Stock Option Plan is to be administered by the Compensation Committee, which will consist of "non-employee directors" within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). It is also expected that Compensation Committee members will be "outside directors," within the meaning of Section 162(m) of the Code. Those administering the 2000 Stock Option Plan are referred to as the "Administrators."

         Among other things, the Administrators are empowered to determine, within the express limits contained in the 2000 Stock Option Plan, the employees, consultants and directors to be granted options, whether an option granted to an employee is to be an ISO or a NQSO, the number of shares of Common Stock to be subject to each option, the exercise price of each option, the term of each option, the date each option shall become exercisable as well as any terms and conditions relating to the exercisability of each option, whether to accelerate the date of exercise of any option or installment and the form of payment of the exercise price, to construe each stock option contract between the Company and an optionee and, with the consent of the optionee, to cancel or modify an option. The Administrators are also authorized to prescribe, amend and rescind rules and regulations relating to the 2000 Stock Option Plan and make all other determinations necessary or advisable for administering the 2000 Stock Option Plan.

TERMS AND CONDITIONS OF OPTIONS

         Options granted under the 2000 Stock Option Plan are subject to, among other things, the following terms and conditions:

         (a) The exercise price of each option is determined by the Administrators; provided, however, that the exercise price of an ISO may not be less than the fair market value of the Company's Common Stock on the date of grant (110% of such fair market value if the optionee owns, or is deemed to own, more than 10% of the voting power of the Company).

         (b) Options may be granted for terms established by the Administrators; provided, however, that the term of an ISO may not exceed 10 years (five years if the optionee owns, or is deemed to own, more than 10% of the voting power of the Company).

         (c) The maximum number of shares of the Company's Common Stock for which options may be granted to an employee in any calendar year is 250,000. In addition, the aggregate fair market value of shares with respect to which ISOs may be granted to an employee which are exercisable for the first time during any calendar year may not exceed $100,000.

         (d) The exercise price of each option is payable in full upon exercise or, if the Administrators permit, in installments. Payment of the exercise price of an option may be made in cash, or, if the Administrators permit (but only to the extent permitted), in shares of the Company's Common Stock or any combination thereof.

         (e) Options may not be transferred other than by will or by the laws of descent and distribution, and may be exercised during the optionee's lifetime only by the optionee.

         (f) Except as may otherwise be provided in the option contract related to the option, if the optionee's relationship with the Company as an employee, director or consultant is terminated for any reason other than death or disability, the option may be exercised, to the extent exercisable at the time of termination of such relationship at any time, within three months thereafter, but in no event after the expiration of the term of the option; provided, however, that if the relationship is terminated either for cause or without the consent of the Company, the option will terminate immediately. Except as may be provided in the option contract related to the option, an option is not affected by a change in the status of an optionee so long as the optionee continues to be an employee or director of, or a consultant to, the Company. Except as otherwise provided in the optionee's option contract, in the case of the death of an optionee while an employee, director or consultant (or, generally, within three months after termination of such relationship, or within one year after termination of such relationship by reason of disability), the optionee's legal representative or beneficiary may exercise the option, to the extent exercisable on the date of death, at any time within one year after such date, but in no event after the expiration of the term of the option. Except as otherwise provided in the optionee's option contract, an optionee whose relationship with the Company is terminated by reason of disability may exercise the option, to the extent exercisable at the effective date of such termination, at any time within one year thereafter, but not after the expiration of the term of the option.

         (g) The Company may withhold cash and/or, with the consent of the Administrators, shares of the Company's Common Stock having an aggregate value equal to the amount which the Company determines is necessary to meet its obligations to withhold any federal, state and/or local taxes or other amounts incurred by reason of the grant, exercise or vesting of an option or the disposition of shares acquired upon the exercise of the option. Alternatively, the Company may require the optionee to pay the Company such amount in cash promptly upon demand.

ADJUSTMENT IN EVENT OF CAPITAL CHANGES

         In the event of any change in the Company's Common Stock by reason of any stock dividend, stock split, combination, reclassification, recapitalization, merger in which the Company is the surviving corporation, spin-off, split-up, exchange of shares or the like, the following adjustments to the 2000 Stock Option Plan shall be made to:

         o the number and kind of shares available under the 2000 Stock Option Plan;

         o        the number and kind of shares subject to the 2000 Stock Option
                  Plan;

         o        each outstanding option;

         o        the exercise prices of outstanding options; and

         o the limitations on the number of shares that may be granted to any employee in any calendar year.

         Any outstanding options shall terminate upon the earliest occurrence of any of the following events, unless other provision is made therefor in the applicable event:

         o        the liquidation or dissolution of the Company; or

         o a transaction (or series of related transactions) that is approved by a majority of the members of the Board as elected by stockholders prior to the first of such transactions (including, without limitation, a merger, consolidation, sale of stock by the Company or its stockholders, tender offer or sale of assets)

         in which either:

         o the voting power (in the election of directors generally) of the Company's voting securities outstanding immediately prior to such transaction ceases to represent at least 50% of the combined voting power (in the election of directors generally) of the Company or such surviving entity outstanding immediately after such transaction; or

         o the registration of the Company's Common Stock under the Securities Exchange Act of 1934 is terminated.

DURATION AND AMENDMENT OF THE 2000 STOCK OPTION PLAN

         No option may be granted under the 2000 Stock Option Plan after January 24, 2010. The Board may at any time terminate or amend the 2000 Stock Option Plan; provided, however, that, without the approval of the Company's stockholders, no amendment may be made which would:

         o except as a result of the anti-dilution adjustments described above, increase the maximum number of shares for which options may be granted under the 2000 Stock Option Plan or increase the maximum number of shares covered by options that may be granted to an employee in any calendar year;

         o change the eligibility requirements for persons who may receive options under the 2000 Stock Option Plan; or

         o make any change for which applicable law requires stockholder approval.

         No termination or amendment may adversely affect the rights of an optionee with respect to an outstanding option without the optionee's consent.

FEDERAL INCOME TAX CONSEQUENCES

         The following is a general summary of certain material federal income tax consequences of the grant and exercise of the options under the 2000 Stock Option Plan and the sale of any underlying security. This description is based on current law which is subject to change, possibly with retroactive effect. This discussion does not purport to address all tax considerations relating to the grant and exercise of the options or resulting from the application of special rules to a particular optionee (including an optionee subject to the reporting and short-swing profit provisions under Section 16 of the Securities Exchange Act of 1934, as amended), and state, local, foreign and other tax consequences inherent in the ownership and exercise of stock options and the ownership and disposition of the underlying securities. An optionee should consult with the optionee's own tax advisors with respect to the tax consequences inherent in the ownership and exercise of stock options and the ownership and disposition of any underlying security.

         ISOs Exercised With Cash: No taxable income will be recognized by an optionee upon the grant or exercise of an ISO. The optionee's tax basis in the shares acquired upon the exercise of an ISO with cash will be equal to the exercise price paid by the optionee for such shares.

         If the shares received upon exercise of an ISO are disposed of more than one year after the date of transfer of such shares to the optionee and more than two years from the date of grant of the option, the optionee will recognize long-term capital gain or loss on such disposition equal to the difference between the selling price and the optionee's basis in the shares, and the Company will not be entitled to a deduction. Long-term capital gain is generally subject to more favorable tax treatment than short-term capital gain or ordinary income.

         If the shares received upon the exercise of an ISO are disposed of prior to the end of the two-years-from-grant/one-year-after-transfer holding period (a "disqualifying disposition"), the excess (if any) of the fair market value of the shares on the date of transfer of such shares to the optionee over the exercise price (but not in excess of the gain realized on the sale of the shares) will be taxed as ordinary income in the year of such disposition, and the Company generally will be entitled to a deduction in the year of disposition equal to such amount. Any additional gain or any loss recognized by the optionee on such disposition will be short-term or long-term capital gain or loss, as the case may be, depending upon the period for which the shares were held.

         NQSOs Exercised With Cash: No taxable income will be recognized by an optionee upon the grant of a NQSO. Upon the exercise of a NQSO, the excess of the fair market value of the shares received at the time of exercise over the exercise price therefor will be taxed as ordinary income, and the Company will generally be entitled to a corresponding deduction. The optionee's tax basis in the shares acquired upon the exercise of such NQSO will be equal to the exercise price paid by the optionee for such shares plus the amount of ordinary income so recognized.

         Any gain or loss recognized by the optionee on a subsequent disposition of shares purchased pursuant to a NQSO will be short-term or long-term capital gain or loss, depending upon the period during which such shares were held, in an amount equal to the difference between the selling price and the optionee's tax basis in the shares.

         Exercises of Options Using Previously Acquired Shares: If previously acquired shares are surrendered in full or partial payment of the exercise price of an option (whether an ISO or a NQSO), gain or loss generally will not be recognized by the optionee upon the exercise of such option to the extent the optionee receives shares which on the date of exercise have a fair market value equal to the fair market value of the shares surrendered in exchange therefor ("Replacement Shares"). If the option exercised is an ISO or if the shares used were acquired pursuant to the exercise of an ISO, the Replacement Shares are treated as having been acquired pursuant to the exercise of an ISO.

         However, if an ISO is exercised with shares which were previously acquired pursuant to the exercise of an ISO but which were not held for the required two-years-from-grant/one-year-after-transfer holding period, there is a disqualifying disposition of such previously acquired shares. In such case, the optionee would recognize ordinary income on such disqualifying disposition equal to the difference between the fair market value of such shares on the date of exercise of the prior ISO and the amount paid for such shares (but not in excess of the gain realized). Special rules apply in determining which shares are considered to have been disposed of and in allocating the basis among the shares. No capital gain is recognized.

         The optionee will have an aggregate basis in the Replacement Shares equal to the basis of the shares surrendered, increased by any ordinary income required to be recognized on the disposition of the previously acquired shares. The optionee's holding period for the Replacement Shares generally includes the period during which the surrendered shares were held.

         Any shares received by the optionee on such exercise in addition to the Replacement Shares will be treated in the same manner as a cash exercise of an option for no consideration.

ALTERNATIVE MINIMUM TAX

         In addition to the federal income tax consequences described above, an optionee who exercises an ISO may be subject to the alternative minimum tax, which is payable only to the extent it exceeds the optionee's regular tax liability. For this purpose, upon the exercise of an ISO, the excess of the fair market value of the shares over the exercise price is an adjustment which increases the optionee's alternative minimum taxable income. In addition, the optionee's basis in such shares is increased by such amount for purposes of computing the gain or loss on disposition of the shares for alternative minimum tax purposes. If the optionee is required to pay an alternative minimum tax, the amount of such tax which is attributable to deferral preferences (including the ISO adjustment) is allowable as a tax credit against the optionee's regular tax liability (net of other non-refundable credits) in subsequent years. To the extent the credit is not used, it is carried forward. An optionee holding an ISO should consult with the optionee's tax advisors concerning the applicability and effect of the alternative minimum tax.

VALUATION


         As of April 10, 2000, the closing price of the Company's Common Stock on the National Quotation Bureau "Pink Sheets" (the "Pink Sheets") was $.515 per share.


                              STOCKHOLDER APPROVAL

         The affirmative vote of a majority of the outstanding voting shares of the Company present or represented and entitled to vote at the Meeting is required for approval of the 2000 Stock Option Plan. Should such stockholder approval not be obtained, then the 2000 Stock Option Plan will terminate and all options previously granted under the 2000 Stock Option Plan will terminate without becoming exercisable for any of the shares of Common Stock subject to those options and no further option grants or stock issuances will be made under the 2000 Stock Option Plan. The Company's 1998 Stock Option Plan will not be affected by the stockholders' vote on the 2000 Stock Option Plan.

         The Board believes that it is in the best interests of the Company to implement a comprehensive equity incentive program for the Company, which will provide a meaningful opportunity for officers, employees, and non-employee Board members to acquire a substantial proprietary interest in the Company and thereby encourage such individuals to remain in the Company's service and more closely align their interests with those of the stockholders.

       THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THIS PROPOSAL.



                                   PROPOSAL 3
                    APPROVAL OF EMPLOYEE STOCK PURCHASE PLAN

         The Board has approved the adoption by the Compensation Committee of the Stock Purchase Plan, which enables employees to purchase shares of Common Stock at not less than 85% of the fair market value on the date of purchase. Employees of the Company who elect to participate in the Stock Purchase Plan (the "Participating Employees") may do so by authorizing specified payroll deductions to effect purchases pursuant to the Stock Purchase Plan. The purpose of the Stock Purchase Plan is to secure for the Company and its stockholders the benefits of the incentive inherent in the ownership of Common Stock by current and future employees.

         The Stock Purchase Plan was formally adopted by the Board on January 25, 2000, and would become effective if (i) either Proposal 4 or 5 is (A) approved by the required vote of stockholders and (B) implemented by the Board and (ii) this Proposal 3 is approved by a majority of the shares of Common Stock entitled to vote at the Meeting. In addition, if Proposal 5 is approved by the stockholders and the Board effects a stock combination (reverse split), the number of shares of Common Stock reserved for issuance will be reduced to that number obtained by dividing 1,250,000 by that exchange ratio determined by the Board. See "Proposal 5 - Approval of an Amendment of the Company's Certificate of Incorporation to Effect a Reverse Split of Common Stock."

         The following is a summary of the Stock Purchase Plan, which is qualified in its entirety by reference to the Stock Purchase Plan, a copy of which is annexed hereto as Exhibit B. Capitalized terms not otherwise defined in this summary shall have the meanings given to them in the Stock Purchase Plan text as annexed hereto as Exhibit B.

SHARES RESERVED FOR THE STOCK PURCHASE PLANE

         Shares of Common Stock to be delivered pursuant to the Stock Purchase Plan shall be made available from currently or subsequently authorized but unissued Common Stock, treasury shares of Common Stock or a combination thereof, up to a maximum of 1,250,000 shares of Common Stock, subject to adjustment in the event of a subdivision or consolidation of the outstanding shares of Common Stock or stock dividend, on the outstanding shares of Common Stock.

VALUATION

         As of April 10, 2000, the closing price of the Company's Common Stock as reported on the Pink Sheets was $.515.

ELIGIBILITY

         All employees of the Company, including directors and officers of the Company who are also employees of the Company, will be eligible to participate in the Stock Purchase Plan beginning on the first day of each calendar month coincident with or next following their date of hire and continuing for so long as they remain employees of the Company. Approximately 43 employees of the Company were eligible to participate in the Stock Purchase Plan as of March 1, 2000.

PURCHASE OF COMMON STOCK UNDER THE PLAN

         Participating Employees shall direct the deduction of a specified amount from their paycheck, to be used to effect the purchase of Common Stock under the Stock Purchase Plan. Such deduction may constitute from 1% to 15% of the Participating Employee's eligible compensation. A Participating Employee may increase or decrease the percentage of eligible compensation subject to payroll deduction or discontinue participation in the Stock Purchase Plan at any time upon written notice to the Company.

         Unless the Company is so notified prior to the beginning of each Stock Purchase Plan year, the Participating Employee shall be deemed to have authorized continued participation in the Stock Purchase Plan for each subsequent Stock Purchase Plan year to the same extent as at the end of the prior Stock Purchase Plan year.

         The purchase price of a share of Common Stock shall be determined from time to time by the Company but shall not be less than 85 percent of the fair market value of such share. The Company shall advise employees of the purchase price in advance of their enrollment in the Stock Purchase Plan and, following their enrollment, in advance of any change in the purchase price.

         All payroll deductions of a Participating Employee shall be credited on the records and used by the Company to effect the purchases of Common Stock under the Stock Purchase Plan. The Company shall effect such purchases by making quarterly offerings of Common Stock, in amounts to be determined by the Company until the maximum number of shares of Common Stock available under the Stock Purchase Plan have been issued and purchased pursuant to the Stock Purchase Plan's terms. On the date of each such offering, each Participating Employee shall be deemed to have been granted the option to purchase and to have exercised such option and purchased the number of shares of Common Stock determined by dividing the amount credited to the Participating Employee's payroll deduction account by the then-current purchase price for such shares. All shares of Common Stock purchased by a Participating Employee under the Stock Purchase Plan shall be held in an account administered by a custodian selected by the Company. Upon termination of either the Participating Employee's employment with the Company or participation in the Stock Purchase Plan, all shares of Common Stock credited to such account, cash in lieu of any fractional share and all uninvested cash credited pursuant to the Participating Employee's payroll deductions shall be distributed to the Participating Employee.

         The Company will not grant to any Participating Employee any option to purchase shares of Common Stock if the exercise of such option would permit the fair market value of all shares of Common Stock purchased by the Participating Employee under all employee stock purchase plans of the Company to exceed $25,000 in any calendar year, or if such exercise would cause such Participating Employee to own 5% or more of the combined voting power or value of all classes of the Company's stock. The Board may also require, as a condition to the exercise of any option granted pursuant to the Stock Purchase Plan, the listing of the shares of the Common Stock reserved for issuance upon such exercise on a national securities exchange and the registration of such shares under the Securities Act of 1933, as amended, or a representation from the Participating Employee satisfactory to the Company that such exercise and purchase are for investment purposes only and not with a view toward resale or distribution.

         Options to purchase shares of Common Stock pursuant to the Stock Purchase Plan are not transferable, except by will and the laws of descent and distribution and may be exercised during the lifetime of the person to whom they were granted only by such person. Shares of Common Stock purchased under the Stock Purchase Plan shall not be transferable for a period of 12 months from the date of purchase of such shares and shall not be transferable without the prior written consent of the Company for an additional 12-month period following the expiration of the initial 12-month period.

AMENDMENT AND TERMINATION

         Subject to the provisions of Section 423 of the Code, the Board has the power to amend or terminate the Stock Purchase Plan, in its sole discretion, at any time in any respect except that any amendment or termination may not retroactively impair or otherwise adversely affect the rights of any person to benefits that have already accrued under the Stock Purchase Plan. The Stock Purchase Plan shall terminate at such time as Participating Employees become entitled to purchase a number of shares of Common Stock greater than the number of reserved shares of Common Stock available for such purchase.

NEW PLAN BENEFITS TABLE

         A table listing the estimated dollar value and number of shares that will be purchased under the Stock Purchase Plan, or would have been purchased under the Stock Purchase Plan had the plan been in effect in 1999, by the Company's officer and directors is indeterminable.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

         The following summary generally describes the principal federal (and not state and local) income tax consequences of stock purchases under the Stock Purchase Plan. It is general in nature and is not intended to cover all tax consequences that may apply to a particular Stock Purchase Plan participant or to the Company. The provisions of the Code and the Treasury Regulations are complicated and their impact in any one case may depend upon the particular circumstances. Each participant in the Stock Purchase Plan should consult the participant's own accountant, legal counsel or other financial advisor regarding the tax consequences of participation in the Stock Purchase Plan. This discussion is based on the Code as currently in effect.

         The Stock Purchase Plan is intended to qualify under Section 423 of the Code. Under Section 423 of the Code, an employee who purchases Common Stock through the plan will not recognize any income, and the Company will not be entitled to a deduction for tax purposes, at the time of the purchase for the difference between the fair market value of the stock at the time of purchase and the purchase price (i.e., the discount below fair market value). Generally, if the employee holds the Common Stock for at least two years after the date of sale or other disposition of the Common Stock the lesser of: (i) the amount by which the fair market value of the Common Stock when purchased exceeds the purchase price (i.e., the discount below fair market value); or (ii) the amount, if any, by which the Common Stock's fair market value at the time of the sale or other disposition exceeds the purchase price. The employee's tax basis in the Common Stock will be increased by the amount recognized as compensation and any further gain recognized on the sale or other taxable disposition will be treated, under current tax rules, as long-term capital gain. In general, no deduction will be allowed to the Company with respect to any such disposition. However, if the employee disposes of shares of Common Stock acquired under the Stock Purchase Plan within two years after the date of purchase (a "Disqualifying Disposition"), the employee will recognize compensation income, and the Company (or one of its affiliates) will be entitled to a deduction for tax purposes, in the amount of the excess of the fair market value of the shares on the date of purchase over the purchase price (i.e., the discount below fair market value) regardless of the amount received by the employee in connection with the Disqualifying Disposition. The employee's tax basis in the shares disposed of will be increased by the amount recognized as compensation and any further gain or loss realized upon the Disqualifying Disposition will be short-term or long-term capital gain or loss, depending upon the length of time between the purchase and the Disqualifying Disposition of the shares.

         If, in any year, an affected participant's total compensation from the Company (including compensation related to purchases of Common Stock under the Stock's Purchase Plan) exceeds $l,000,000, such compensation in excess of $1,000,000 may not be deductible by the Company under Section 162(m) of the Code. Affected participants are generally, if at all, the Company's chief executive officer and the four most highly compensated employees of the Company (other than the chief executive officer) at the end of the Company's taxable year. Excluded from the calculation of total compensation for this purpose is compensation that is "performance-based" within the meaning of Section 162(m) of the Code. It is expected that compensation realized upon the purchase of Common Stock under the Stock Purchase Plan may not be "performance-based" and, therefore, that such compensation may only be deductible in accordance within the limits of Section 162(m) of the Code.

                              STOCKHOLDER APPROVAL

         The affirmative vote of a majority of the outstanding voting shares of the Company present or represented and entitled to vote at the Meeting is required for approval of the Stock Purchase Plan. The Company's 1998 Stock Option Plan and the 2000 Stock Option Plan will not be affected by the stockholders' vote on the Stock Purchase Plan.

         The Board believes that it is in the best interests of the Company to implement this equity incentive program for the Company, which will provide, with the 2000 Stock Option Plan, a meaningful opportunity for officers, employees, and non-employee Board members to acquire a substantial proprietary interest in the Company and thereby encourage such individuals to remain in the Company's service and more closely align their interests with those of the stockholders.

       THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THIS PROPOSAL.



                                   PROPOSAL 4
                    APPROVAL OF AN AMENDMENT OF THE COMPANY'S
                    CERTIFICATE OF INCORPORATION TO INCREASE
                           THE AUTHORIZED COMMON STOCK

GENERAL

         On  January  25,  2000,  the Board  unanimously  adopted  a  resolution proposing, declaring advisable and recommending a proposal to amend the Certificate of Incorporation to increase the number of shares of Common Stock which the Company is authorized to issue from 100,000,000 to 200,000,000 shares. The Board determined that such amendment is advisable and directed that the proposed amendment be considered at the Meeting. The additional 100,000,000 shares of Common Stock, if and when issued, will have the same rights and privileges as the shares of Common Stock presently issued and outstanding. Each holder of Common Stock is entitled to one vote per share on all matters submitted to a vote of stockholders. The Common Stock does not have cumulative voting rights except for those as may be required under California law. The holders of Common Stock share ratably on a per share basis in any dividends when, as and if declared by the Board out of funds legally available therefor and in all assets remaining after the payment of liabilities in the event of the liquidation, dissolution or winding up of the Company. There are no preemptive or other subscription rights, conversion rights or redemption or sinking fund provisions with respect to the Common Stock.

         Reference is made to the proposed amendment to Article Fourth of the Certificate of Incorporation which is attached hereto as Exhibit C to this Proxy Statement.

         The Certificate of Incorporation, as amended to date, authorizes the Company to issue 100,000,000 shares of Common Stock, $.005 par value per share, of which 94,473,837 shares were issued and outstanding as of March 15, 2000, and 100,000 shares of the Company's preferred stock, par value $1,000.00 per share (the "Preferred Stock"), of which 420.5 shares of 5% Convertible Stock were outstanding on such date. In addition to the 94,473,837 shares of Common Stock outstanding as of March 15, 2000, 6,752,440 shares of Common Stock are reserved for possible future issuances as follows:

         o options to purchase 682,185 shares at exercise prices between $.30 and $8.45 per share;

         o warrants to purchase 6,058,240 shares at exercise prices between $1.00 and $7.50 per share; and

         o 12,015 shares issuable upon conversion of 420.5 shares of 5% Convertible Stock currently outstanding. The Company expects the remaining shares of 5% Convertible Stock outstanding to be cancelled and replaced by cash or equity, or a combination of both. The 5% Convertible Stock is convertible into Common Stock at the discretion of the holders.

         The Company is contractually obligated to issue 1,727,452 shares of Common Stock more than the 100,000,000 shares of Common Stock the Company is currently authorized to issue. Accordingly, the Company is in violation of certain of its contractual violations as it would be unable to issue any shares of Common Stock pursuant to (a) the exercise of options or warrants or (b) the conversion of 5% Convertible Stock, if any such issuance would cause the Company to issue more than 100,000,000 shares of Common Stock. Breaches of such
contractual   obligations   could  cause  the  Company  to  accrue   substantial
liabilities.

PURPOSES AND CERTAIN POSSIBLE EFFECTS OF INCREASING THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

         The Company has historically either publicly offered or privately placed its capital stock to raise funds to finance its operations, including research and development and product development activities, and has issued securities to management, non-management employees and consultants. The Company expects to continue to make substantial expenditures for research and product development and in the development and marketing of products. The Company continues to actively explore and negotiate additional financing that it requires. The Company may also seek acquisitions of other companies, products and assets. These activities are likely to require the Company to sell shares of Common Stock or securities convertible into or exchangeable for Common Stock. The Company has, at times in the past, sold shares or securities instruments exercisable or convertible into shares at below the market price of its Common Stock at the date of issuance and may be required to do so in the future in order to raise financing.

         The Board acknowledges that the increase in the number of authorized shares of Common Stock at this time will provide the Company with the ability to issue the shares of Common Stock it is currently obligated to issue pursuant to the exercise and conversion of outstanding convertible securities and thereby avoid certain contractual liabilities described above, and also provide it with the flexibility of having an adequate number of authorized but unissued shares of Common Stock available for future financing requirements, including for funding research and product development, acquisitions and other corporate purposes (including issuances pursuant to the 2000 Stock Option Plan) without the expense or delay attendant in seeking stockholder approval at any special or other annual meeting. The proposed amendment would provide additional authorized shares of Common Stock that could be used from time to time, without further action or authorization by the stockholders (except as may be required by law or by any stock exchange or over-the-counter market on which the Company's securities may then be listed).

         Although it is not the purpose of the proposed amendment and the Board is not aware of any pending or proposed effort to acquire control of the Company, the authorized but unissued shares of Common Stock also could be used by the Board to discourage, delay or make more difficult a change in control of the Company.

         This proposed amendment will not affect the rights of existing holders of Common Stock except to the extent that further issuances of Common Stock will reduce each existing stockholder's proportionate ownership. In the event that stockholder approval of this proposed amendment of the Certificate of
Incorporation to increase the authorized Common Stock is not obtained, the Company will be unable to satisfy its exercise and conversion obligations under the terms of certain of its outstanding convertible securities and holders of such convertible securities may commence legal proceedings against us.

                              STOCKHOLDER APPROVAL

         In accordance with the Delaware General Corporation Law and the Certificate of Incorporation, the affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote thereon is required to adopt this proposed amendment.

         THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THIS PROPOSAL.


                                   PROPOSAL 5
                    APPROVAL OF AN AMENDMENT OF THE COMPANY'S
             CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE SPLIT
                               OF THE COMMON STOCK

GENERAL

         The Board has unanimously adopted resolutions proposing, declaring advisable and recommending that stockholders authorize an amendment to the Certificate of Incorporation to: (i) effect a stock combination (reverse split) of the Company's Common Stock in an exchange ratio to be approved by the Board, ranging from one (1) newly issued share for each two (2) outstanding shares of Common Stock to one (1) newly issued share for each six (6) outstanding shares of Common Stock (the "Reverse Split"); and (ii) provide that no fractional shares or scrip representing fractions of a share shall be issued, but in lieu thereof, each fraction of a share that any stockholder would otherwise be entitled to receive shall be rounded up to the nearest whole share. There will be no change in the number of the Company's authorized shares of Common Stock and no change in the par value of a share of Common Stock.

         If the Reverse Split is approved, the Board will have authority, without further stockholder approval, to effect the Reverse Split pursuant to which the Company's outstanding shares (the "Old Shares") of Common Stock would be exchanged for new shares (the "New Shares") of Common Stock, in an exchange ratio to be approved by the Board, ranging from one (1) New Share for each two
(2) Old Shares to one (1) New Share for each six (6) Old Shares. The number of Old Shares for which each New Share is to be exchanged is referred to as the "Exchange Number". The Exchange Number may, within such range, be a whole number or a whole number and fraction of a whole number.

         In addition, the Board will have the authority to determine the exact timing of the effective date and time of the Reverse Split, which may be any time prior to December 31, 2000, without further stockholder approval. Such timing and Exchange Number will be determined in the judgment of the Board, with the intention of maximizing the Company's ability to comply with the listing requirements of The Nasdaq Stock Market, Inc. ("Nasdaq"), to raise financing, to issue shares of Common Stock pursuant to outstanding contractual obligations, and for other intended benefits as the Company finds appropriate. See "--
Purposes of the Reverse Split," below. The text of this proposed amendment (subject to inserting the effective time of the Reverse Split and the Exchange Number) is set forth in Exhibit D to this Proxy Statement.

         The Board also reserves the right, notwithstanding stockholder approval and without further action by stockholders, to not proceed with the Reverse Split if, at any time prior to filing this amendment with the Secretary of State of the State of Delaware, the Board, in its sole discretion, determines that the Reverse Split is no longer in the best interests of the Company and its stockholders. The Board may consider a variety of factors in determining whether or not to implement the Reverse Split and in determining the Exchange Number including, but not limited to, the approval by the stockholders of Proposal 4 which would increase the number of the authorized Common Stock, overall trends in the stock market, recent changes and anticipated trends in the per share market price of the Common Stock, business and transactional developments and the Company's actual and projected financial performance.

PURPOSES OF THE REVERSE SPLIT

         The Common Stock is quoted on the Pink Sheets but had been, prior to being delisted, on March 1, 2000, quoted on The Nasdaq SmallCap Market. In order for the Common Stock to be relisted on The Nasdaq SmallCap Market, the Company and its Common Stock are required to comply with various listing standards established by Nasdaq. Among other things, as such requirements pertain to the Company, the Company is required to have a market capitalization of at least $50,000,000 and its Common Stock must (a) have an aggregate market value of shares held by persons other than officers and directors of at least $5,000,000,
(b) be held by at least 300 persons who own at least 100 shares and (c) have a minimum bid price of at least $4.00 per share.


         Under Nasdaq listing requirements, to be listed or relisted, the Company must demonstrate the ability to maintain a minimum bid price of at least $4.00 per share. Although there are no strict guidelines in regard to how such an ability to maintain stock price is to be demonstrated, at least a month of consistent closing prices of more than $4.00 per share may be necessary for NASDAQ consideration. Furthermore, if relisted, under Nasdaq's listing maintenance standards, if the closing bid price of the Common Stock falls under $1.00 per share for 30 consecutive business days and does not thereafter regain compliance for a minimum of 10 consecutive business days during the 90 calendar days following notification by Nasdaq of failure to comply with listing maintenance requirements, Nasdaq may again delist the Common Stock from trading on The Nasdaq SmallCap Market. The closing bid price on April 10, 2000 was $.515 on the Pink Sheets. Prior to being delisted, the bid price of the Company's Common Stock closed on The Nasdaq SmallCap Market below $1.00 per share from July 29, 1999 to November 29, 1999 and did not again have a minimum closing bid price of at least $1.00 for 10 consecutive days until the period between February 10, 2000 and March 1, 2000. The principal purpose of the Reverse Split is to increase the market price of the Common Stock in order that the market price of the Common Stock is well above the Nasdaq minimum bid requirement for relisting and if relisted could better maintain the $1.00 maintenance requirement (which does not adjust for the Reverse Split). The Pink Sheets on which the Common Stock is now traded is generally considered to be a less efficient market.

         The purpose of the Reverse Split also would be to increase the market price of the Common Stock in order to make the Common Stock more attractive to raise financing (and, therefore, both raise cash to support the Company's operations and increase the Company's net tangible assets to facilitate compliance with Nasdaq requirements), and as a possible currency for acquisitions and other transactions. The Common Stock traded on The Nasdaq SmallCap Market at market prices ranging from approximately $.125 to approximately $2.59 from November 18, 1999 through March 1, 2000 and on the Pink Sheets from approximately $.50 to approximately $1.04 from March 9, 2000 through April 10, 2000. This has reduced the attractiveness of using the Common Stock or instruments convertible or exercisable into Common Stock in order to raise financing to support the Company's operations and to increase the Company's net worth and as consideration for potential acquisitions (which, when coupled with the Company's need to deploy its available cash for operations, has rendered acquisitions difficult to negotiate). Furthermore, the Company believes that relisting the Company's Common Stock on The Nasdaq SmallCap Market may provide the Company with a broader market for its Common Stock and, therefore, facilitate the use of the Common Stock in acquisitions and financing transactions in which the Company may engage.


         THERE CAN BE NO ASSURANCE, HOWEVER, THAT, EVEN AFTER CONSUMMATING THE REVERSE SPLIT, THE COMPANY WILL MEET THE MINIMUM BID PRICE FOR RELISTING AND OTHERWISE MEET THE REQUIREMENTS OF NASDAQ FOR INCLUSION FOR TRADING ON THE NASDAQ SMALLCAP MARKET, OR THAT IT WILL BE ABLE TO UTILIZE ITS COMMON STOCK IN ORDER TO EFFECTUATE FINANCING OR ACQUISITION TRANSACTIONS.

         Furthermore, the Company is contractually obligated to issue 1,727,452 shares of Common Stock more than the 100,000,000 shares of Common Stock the Company is currently authorized to issue. Accordingly, the Company is in violation of certain of its contractual violations as it would be unable to issue any shares of Common Stock pursuant to the exercise of options or warrants or the conversion of 5% Convertible Stock if any such issuance would cause the Company to issue more than 100,000,000 shares of Common Stock. A Reverse Split would allow the Company to issue shares pursuant to its contractual obligations as it would reduce the number of shares of Common Stock outstanding and make available shares of authorized Common Stock to issue as required.

         In addition, the Reverse Split would make available the required number of authorized shares of Common Stock needed to implement the 2000 Stock Option Plan.

         Giving the Board authority to implement the Reverse Split will help avoid the necessity of calling a special meeting of stockholders under time constraints to authorize a reverse split should it become necessary in order to seek to effectuate a financing or acquisition transaction or to meet Nasdaq's listing maintenance criteria at a future time.

         The Reverse Split will not change the proportionate equity interests of the Company's stockholders, nor will the respective voting rights and other rights of stockholders be altered, except for possible immaterial changes due to rounding up to eliminate fractional shares. The Common Stock issued pursuant to the Reverse Split will remain fully paid and nonassessable. The Company will continue to be subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended.

CERTAIN EFFECTS OF THE REVERSE SPLIT

         The following table illustrates the principal effects of the Reverse Split to the 94,473,837 shares of Common Stock outstanding as of March 15, 2000:





                                     Prior to     After 1-for-2  After 1-for-4 After 1-for-6
                                     Reverse         Reverse       Reverse        Reverse
                                      Stock          Stock          Stock          Stock
Number of Shares                      Split          Split          Split          Split
----------------                      -----          -----          -----          -----
Common Stock:
  Authorized (1).................  100,000,000    100,000,000   100,000,000    100,000,000

   Outstanding (2)...............   94,473,837     47,236,928    23,618,459     15,745,639
                                    ----------     ----------    ----------     ----------
   Available for Future
        Issuance.................    5,526,163     52,763,072    76,381,541     84,254,360

   -----------------------------

(1) If Proposal 4 is approved by the stockholders, there would be 200,000,000 shares of Common Stock authorized.

(2) Gives effect to the Reverse Split, excluding New Shares to be issued in lieu of fractional shares, and to conversions of convertible preferred stock through March 15, 2000 and to exercise of warrants through March 15, 2000. Excludes, on a pre-Reverse Split basis: 12,015 shares of Common Stock subject to potential issuance upon conversion of the outstanding shares of 5% Convertible Stock; approximately 6,740,425 shares of Common Stock which were subject to outstanding options and warrants; and 4,750,000 additional shares of Common Stock which would be available for the grant of future options if the 2000 Stock Option Plan and Stock Purchase Plan were instituted. The number of shares of Common Stock issuable upon conversion of the 5% Convertible Stock may be dependent upon the market price of Common Stock. Accordingly, the actual number of shares of Common Stock issued upon conversion of the 5% Convertible Stock may not be determined at this time. Upon effectiveness of the Reverse Split, each option and warrant would entitle the holder to acquire a number of shares equal to the number of shares which the holder was entitled to acquire prior to the Reverse Split divided by the Exchange Number at the exercise price in effect immediately prior to the Reverse Split multiplied by the Exchange Number.

         Stockholders should recognize that, if the Reverse Split is effectuated, they will own a fewer number of shares than they presently own (a number equal to the number of shares owned immediately prior to the filing of the amendment regarding the Reverse Split divided by the Exchange Number, as adjusted to include New Shares to be issued in lieu of fractional shares). While the Company expects that the Reverse Split will result in an increase in the market price of the Common Stock, there can be no assurance that the Reverse Split will increase the market price of the Common Stock by a multiple equal to the Exchange Number or result in a permanent increase in the market price (which is dependent upon many factors, including the Company's performance and prospects). Also, should the market price of the Company's Common Stock decline after the Reverse Split, the percentage decline may be greater than would pertain in the absence of the Reverse Split. Furthermore, the possibility exists that liquidity in the market price of the Common Stock could be adversely affected by the reduced number of shares that would be outstanding after the Reverse Split. In addition, the Reverse Split will increase the number of stockholders of the Company who own odd-lots (less than 100 shares). Stockholders who hold odd-lots typically will experience an increase in the cost of selling their shares, as well as greater difficulty in effecting such sales. In addition, an increase in the number of odd-lot holders will reduce the number of holders of round lots (100 or more shares), which could adversely affect the Nasdaq listing requirement that the Company have at least 300 round lot holders. Consequently, there can be no assurance that the Reverse Split will achieve the desired results that have been outlined above.

         Stockholders should also recognize that, as indicated in the foregoing table, there will be an increase in the number of shares which the Company will be able to issue from authorized but unissued shares of Common Stock. As a result of any issuance of shares, the equity and voting rights of holders of outstanding shares may be diluted.

PROCEDURE FOR EFFECTING REVERSE SPLIT AND EXCHANGE OF STOCK CERTIFICATES

         If this amendment is approved by the Company's stockholders, and if the Board still believes that the Reverse Split is in the best interests of the Company and its stockholders, the Company will file the amendment with the Secretary of State of the State of Delaware at such time as the Board has determined the appropriate Exchange Number and the appropriate effective time for such split. The Board may delay effecting the Reverse Split until as late as December 31, 2000 without resoliciting stockholder approval. The Reverse Split will become effective on the date of filing the amendment at the time specified in the amendment (the "Effective Time"). Beginning at the Effective Time, each certificate representing Old Shares will be deemed for all corporate purposes to evidence ownership of New Shares.

         As soon as practicable after the Effective Time, stockholders will be notified that the Reverse Split has been effected and of the exact Exchange Number. The Company expects that its transfer agent will act as exchange agent (the "Exchange Agent") for purposes of implementing the exchange of stock certificates. Holders of Old Shares will be asked to surrender to the Exchange Agent certificates representing Old Shares in exchange for certificates representing New Shares in accordance with the procedures to be set forth in a letter of transmittal to be sent by the Exchange Agent. No new certificates will be issued to a stockholder until such stockholder has surrendered such stockholder's outstanding certificate(s) together with the properly completed and executed letter of transmittal to the Exchange Agent. Any Old Shares submitted for transfer, whether pursuant to a sale or other disposition, or otherwise, will automatically be exchanged for New Shares at the exchange ratio. STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE AND SHOULD NOT SUBMIT ANY CERTIFICATE UNTIL REQUESTED TO DO SO BY THE COMPANY OR THE EXCHANGE AGENT.

FRACTIONAL SHARES

         No scrip or fractional certificates will be issued in connection with the Reverse Split. Any fraction of a share that any stockholders of record otherwise would be entitled to receive shall be rounded up to the nearest whole share.

NO DISSENTER'S RIGHTS

         Under Delaware law, stockholders are not entitled to dissenter's rights with respect to the proposed amendment.

FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE SPLIT

         The following is a summary of certain material U.S. federal income tax consequences of the Reverse Split and does not purport to be complete. It does not discuss any state, local, foreign or minimum income or other U.S. federal tax consequences. Also, it does not address the tax consequences to holders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities. The discussion is based on the provisions of the U.S. federal income tax law as of the date hereof, which is subject to change retroactively as well as prospectively. This summary also assumes that the Old Shares were, and the New Shares will be, held as a "capital asset," as defined in the Code (generally, property held for investment). The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of such stockholder. EACH STOCKHOLDER SHOULD CONSULT WITH SUCH STOCKHOLDER'S OWN TAX ADVISOR WITH RESPECT TO THE CONSEQUENCES OF THE REVERSE SPLIT.

         The Reverse Split is an isolated transaction and is not part of a plan to periodically increase any stockholder's proportionate interest in the assets or earnings and profits of the Company. As a result, no gain or loss should be recognized by a stockholder of the Company upon such stockholder's exchange of Old Shares for New Shares pursuant to the Reverse Split. The aggregate tax basis of the New Shares received in the Reverse Split will be the same as the stockholder's aggregate tax basis in the Old Shares exchanged therefor. The stockholder's holding period for the New Shares will include the period during which the stockholder held the Old Shares surrendered in the Reverse Split.

REQUIRED VOTE

         In accordance with the Delaware General Corporation Law and the Certificate of Incorporation, the affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote thereon is required to adopt this proposed amendment. As a result, any shares not voted (whether by abstention, broker non-vote or otherwise) will have the same effect as a vote against the proposal.

       THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THIS PROPOSAL.



                                   PROPOSAL 6
                      RATIFICATION OF INDEPENDENT AUDITORS

         The stockholders approved the appointment of the firm of Boros & Farrington APC, independent public auditors for the Company during the fiscal year ended June 30, 1999. The Board has selected Boros & Farrington, APC to serve in the same capacity for the year ended June 30, 2000, and is asking the stockholders to ratify this appointment. The affirmative vote of a majority of the shares represented and voting at the Meeting is required to ratify the selection of Boros & Farrington APC.

         In the event the stockholders fail to ratify the appointment, the Board will reconsider its selection. Even if the selection is ratified, the Board in its discretion may direct the appointment of a different independent auditing firm at any time during the year if the Board believes that such a change would be in the best interests of the Company and its stockholders.

         A representative of Boros & Farrington APC is expected to be present at the Meeting, will have the opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions.

       THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THIS PROPOSAL.



                                  OTHER MATTERS

         The Company knows of no other matters that will be presented for consideration at the Meeting. If any other matters properly come before the Meeting, it is the intention of the persons named in the enclosed form of

Proxy  to  vote  the  shares  they   represent  as  the  Board  may   recommend.
Discretionary authority with respect to such other matters is granted by the execution of the enclosed Proxy.

                             OWNERSHIP OF SECURITIES

         The following table sets forth certain information known to the Company with respect to the beneficial ownership of Common Stock as of March 15, 2000, by (i) all persons who are beneficial owners of five percent (5%) or more of the Common Stock, (ii) each director and nominee for director, (iii) the applicable executive officers named in the Summary Compensation Table of the Executive Compensation and Other Information section of this Proxy Statement and (iv) all current directors and executive officers as a group. Unless otherwise indicated, each of the stockholders has sole voting and investment power with respect to the shares beneficially owned, subject to community property laws, where applicable.

                                                                                                PERCENTAGE
                                                               SHARES OF COMMON            OF SHARES OF COMMON
                                                              STOCK BENEFICIALLY            STOCK BENEFICIALLY
          BENEFICIAL OWNERSHIP OF COMMON STOCK                      OWNED                       OWNED (1)
          ------------------------------------                      -----                       ---------
Brian Bonar (2)                                                       514,255                       *

Christopher McKee (3)                                                  48,192                       *

Joseph Pfeuffer (4)                                                    54,076                       *

Philip Englund (5)                                                     71,490                       *

Keith Meadows                                                           *                           *

Robert A. Dietrich                                                      *                           *

Eric W. Gaer                                                            *                           *

Stephen J. Fryer                                                        *                           *

All current directors and executive officers                          688,013                       *
 as a group (8 persons) (6)

---------------------------------------------------------

*        Less than one percent of the outstanding Common Stock

(1) Percentage of ownership is based on 94,473,837 shares of Common Stock outstanding on March 15, 2000. Shares of Common Stock subject to stock options warrants and convertible securities which are currently exercisable or convertible or will become exercisable or convertible within 60 days after March 15, 2000 are deemed outstanding for computing the percentage of the person or group holding such options, warrants or convertible securities but are not deemed outstanding for computing the percentage of any other person or group.

(2) Includes 506,249 shares issuable upon exercise of options and warrants that are currently exercisable or will become exercisable within 60 days after March 15, 2000.

(3) Includes 48,192 shares issuable upon exercise of warrants that are currently exercisable or will become exercisable within 60 days after March 15, 2000.

(4) Includes 54,076 shares issuable upon exercise of warrants that are currently exercisable or will become exercisable within 60 days after March 15, 2000.

(5) Includes 71,490 shares issuable upon exercise of warrants that are currently exercisable or will become exercisable within 60 days after March 15, 2000.

(6) Includes 680,007 shares issuable upon exercise of options and warrants that are currently exercisable or will become exercisable within 60 days after March 15, 2000.


                               EXECUTIVE OFFICERS

         The executive officers of the Company as of March 15, 2000, are as follows:

Name                        Age                          Position
----                        ---                          --------

Brian Bonar                  52          Chairman of the Board of Directors,
                                         President, and Chief Executive Officer

Joseph J. Pfeuffer           54          Senior Vice President of Engineering

Philip J. Englund            56          Senior Vice President, General Counsel
                                         and Secretary

Christopher W. McKee         51          Senior Vice President of Finance and
                                         Administration

         Brian Bonar has been nominated to serve as a director of the Company. See "Proposal 1 - Election of the Board" for a discussion of Mr. Bonar's business experience.

         Joseph J. Pfeuffer has served as Senior Vice President of Engineering of the Company since February 1998. Prior to joining the Company, Mr. Pfeuffer was a Director of Engineering with Adobe Systems, Inc. during 1996 and 1997 where he was responsible for Postscript-Registration Mark- controller development. From 1990 to 1996 Mr. Pfeuffer was a Director of Engineering with Output Technology responsible for electronic and software engineering. Mr. Pfeuffer holds a B.S. degree from Stevens Institute of Technology and a Masters of Business Administration from Washington University.

         Philip J. Englund has served as Senior Vice President, General Counsel and Secretary of the Company since February 1999. Prior to joining the Company, Mr. Englund served as general counsel to a number of companies on a contract basis from October 1997 through February 1999, as he had done form April 1995 through November 1996. He served as Senior Vice President, General Counsel and Secretary to The Titan Corporation from November 1996 through October 1997; and as Vice President and General Counsel to Optical Radiation Corporation from November 1986 through April 1995.

         Christopher W. McKee has served as Senior Vice President of Finance and Operations of the Company since August 1998. Prior to joining the Company, Mr. McKee spent 23 years with Flowserve Corporation and its predecessor company, BW/IP, Inc., in various financial management positions, including most recently as its Director of Information Technology and Baan Implementation. Mr. McKee holds a masters in business administration from Pepperdine University.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

         The following table provides certain summary information concerning the cash compensation and certain other compensation paid, awarded, or accrued, by the Company to the Company's Chief Executive Officer and the two most highly compensated executive officers who were serving at the end of the fiscal year ended June 30, 1999 and two former executive officers who served during the fiscal year ended June 30, 1999, each of whose salary and bonus exceeded $100,000 for the fiscal year ended June 30, 1999 for services rendered in all capacities to the Company and its subsidiaries for the fiscal years ended June 30, 1997, 1998 and 1999. The listed individuals shall be hereinafter referred to as the "Named Officers."

                           SUMMARY COMPENSATION TABLE

                                      SUMMARY COMPENSATION TABLE

                                                                                      Long Term
                                                 Annual             Compensation    Compensation
                                                --------                Other          Awards            Other
                                  Fiscal                               Annual         Options/       Compensation
Name and Principal Position        Year     Salary($)  Bonus($)    Compensation($)     SARS(#)            ($)
---------------------------        ----     --------   -------     ---------------     -------            ---

Brian Bonar                        1999       250,570      --            --            850,000            --
Chairman of the Board,             1998       235,243      --            --            450,000            --
President and Chief Executive      1997       179,303      --            --            150,000            --
Officer

Christopher McKee                  1999       129,250    20,000          --            100,000            --
Vice President of Finance          1998             0      --            --              --               --
and Administration                 1997             0      --            --              --               --

Joseph Pfeuffer                    1999       132,250    20,000          --            27,000             --
Vice President of Operations       1998        51,458      --            --            45,000             --
Worldwide                          1997             0      --            --              --               --

*Frank Leonardi                    1999       180,000      --         77,424(1)        100,000            --
Vice President of Worldwide        1998             0      --            --              --               --
Sales and Marketing (former)       1997             0      --            --              --               --

**Michael Clemens                  1999       149,007      --            --            60,000             --
Vice President of Accounting       1998             0      --            --              --               --
(former)                           1997             0      --            --              --               --


------------------------------------------

* Frank Leonardi resigned from his position with the Company in May of the fiscal year ended June 30, 1999.

** Michael Clemens resigned from his position with the Company in March of the fiscal year ended June 30,1999.

(1)  Such sum was earned pursuant to sales commissions.


                      OPTION/SAR GRANTS IN LAST FISCAL YEAR

         The following table provides information on Options/SARs granted in the fiscal year ended June 30, 1999 to the Named Officers.


                                           Percent (%)                                     Potential Realizable
                                           of Total                                          Value at Assumed
                        Number of        Options/SARs                                      Annual Rates of Stock
                        Securities        Granted to      Exercise                         Price Appreciation for
                       Underlying        Employees in      or Base                              Option Term
                       Options/SARs       the Fiscal        Price      Expiration          -----------------------
        Name           Granted (#)(1)        Year          ($/share)       Date             5% ($)        10% ($)
--------------------- ----------------  --------------- ------------  ----------------     ------------ ----------
Brian Bonar               850,000              30          1.13            2/19/08        1,768,000       3,383,000

Christopher McKee         100,000               4          2.65            8/11/09           56,000         246,000

Joseph Pfeuffer            27,000               1          0.75            6/09/09           66,420         117,720

Frank Leonardi            100,000               4          1.90            8/18/08          131,000         321,000

Michael Clemens         60,000(2)               7          1.90            8/18/08          78,6000         192,600

--------------------------------

(1) Warrants/options become exercisable monthly over a 10 year period from date of grant. Each warrant/option was issued at the then current market price.
(2) An additional 140,000 warrants/options originally granted to Mr. Clemens were canceled pursuant to his March 1999 resignation.

AGGREGATED OPTIONS/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION/SAR VALUES

         The following table provides information on option exercises in the fiscal year ended June 30, 1999 by the Named Officers and the value of such Named Officers' unexercised options at June 30, 1999. Warrants to purchase Common Stock are included as options. No stock appreciation rights were exercised by the Named Officers during the fiscal year ended June 30, 1999, and no stock appreciation rights were held by them at the end of the fiscal year ended June 30, 1999.


                                                           Number of Securities             Value of Unexercised
                                                          Underlying Unexercised         In-the-money Options/SARs
                             Shares                       Options/SARs at FY-end (#)       At Fiscal Year End ($) (1)
                          Acquired on         Value       ---------------------------
       Name               Exercise (#)      Realized($)  Exercisable     Unexercisable   Exercisable     Unexercisable
---------------------    ---------------  ------------  -------------   --------------  -------------  ----------------
Brian Bonar                     0             0          150,000          700,000        126,582          590,716

Christopher McKee               0             0           33,333          81,668            0                0

Joseph Pfeuffer              27,000         20,250        18,752          26,248            0                0

Frank Leonardi                  0             0           50,229          149,771         1,290            5,590

Michael Clemens                 0             0           60,000             0            4,128              0
----------------------------------------------------------------------------------------------------------------------

--------------------------------

(1) At the end of the fiscal year ended June 30, 1999, the average of the bid and asked price of the Common Stock on that date as quoted by the NASD Electronic Bulletin Board was $1.9688.

STOCK PERFORMANCE GRAPH

         The graph depicted below shows a comparison of cumulative total stockholder returns for the Company, the Nasdaq Stock Market (U.S.) Index and the Nasdaq Computer & Data Processing Index.

                  COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN
                    AMONG IMAGING TECHNOLOGIES CORPORATION,
                      THE NASDAQ STOCK MARKET (U.S.) INDEX
                AND THE NASDAQ COMPUTER & DATA PROCESSING INDEX



                              [GRAPH APPEARS HERE]





                                                                          CUMULATIVE TOTAL RETURN
                                                       ---------------------------------------------------------------
                                                         6/94       6/95      6/96       6/97      6/98       6/99
                                                         ----       ----      ----       ----      ----       ----
IMAGING TECHNOLOGIES CORPORATION                          100        80        365       178        124        63

NASDAQ MARKET (U.S.)                                      100       133        171       208        274       394

NASDAQ COMPUTER & DATA PROCESSING                         100       163        217       274        414       631

(1)      The graph covers the period from July 1, 1993 to June 30, 1999.

(2) The graph assumes that $100 was invested in the Company on July 1, 1993, in the Common Stock and in each index, and that all dividends were reinvested. No cash dividends have been declared on the Common Stock.

(3) Stockholder returns over the indicated period should not be considered indicative of future stockholder returns.

         Notwithstanding anything to the contrary set forth in any of the Company's previous filings made under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings made by the Company under those statutes, neither the preceding Stock Performance Graph nor the Compensation Committee Report is to be incorporated by reference into any such prior filings, nor shall such graph or report be incorporated by reference into any future filings made by the Company under those statutes.

                              CERTAIN TRANSACTIONS

         Irwin Roth, a former director of the Company, receives compensation as a consultant to the Company on corporate matters under an agreement expiring in June 2002. These consulting fees amounted to $120,000 in the fiscal year ended June 30, 1998. Effective July 1, 1998, the annual consulting fee under the agreement was reduced to $55,583. During the fiscal year ended June 30, 1998, as consideration for services provided relating to the private placement of the Series C Preferred Stock, this former director received commissions and expense reimbursement totaling $200,000 of which $100,000 was paid in cash and $100,000 was used to exercise warrants for 100,000 shares at a price of $1.00 per share.

         In May 1998, Dr. Harry Saal, a former director of the Company, loaned $1,000,000 to the Company under a 10 percent note payable on demand at any time on or after December 31, 1999 (the "Saal 10% Note"). The note is convertible into Common Stock at anytime at Dr. Saal's option at the lesser of $2.36 per share or 85 percent of the volume weighted trade price of Common Stock on the date of conversion.

         In September 1998, Dr. Harry Saal, a former director of the Company, and certain other investors (either individually or as part of a group), all of which were owners of more than 5 percent (5%) of the Company's outstanding Common Stock, provided the Company with funding totaling $4,375,000. In exchange, the Company issued 500,000 shares of its Common Stock at a price of $2.50 per share and subordinated promissory notes in the amount of $3,125,000. Of the notes, Dr. Saal purchased $1,500,000 in the form of non-convertible notes (the "Saal Non-convertible Notes"). The Company also issued three-year warrants to the investors as part of this financing. The warrants authorize the purchase of 490,000 shares of Common Stock at an exercise price of $2.025 per share: Dr. Saal received 300,000 of these warrants. All of the investors, including Dr. Saal, are parties to a Registration Rights Agreement that grants certain registrations rights with respect to the shares of Common Stock purchased in the financing and issuable upon exercise of the warrants.

         In February 1999, pursuant to a Series E Preferred Stock Agreement among the Company and the investors thereto (the "Series E Agreement"), of which Dr. Saal was an investor, Dr. Saal exchanged and/or canceled the Saal 10% Note, all accrued interest and fees associated therewith, certain accrued interest on the Saal Non-convertible Notes and all accrued director's fees, in the amount of $1.235 million, for 247 shares of the Company's Series E preferred stock. Also pursuant to such Series E Agreement became a party to a registration rights agreement that grants Dr. Saal certain registration rights with respect to the shares of Common Stock underlying his Series E preferred stock and certain warrants.

      COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

         The members of the Board, the executive officers of the Company and persons who hold more than 10 percent (10%) of the Company's outstanding Common Stock are subject to the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934 which require them to file reports with respect to their ownership of the Common Stock and their transactions in such Common Stock. Based upon (i) the copies of Section 16(a) reports which the Company received from such persons for their transactions in the fiscal year ended June 30, 1999 relating to the Common Stock and their Common Stock holdings, the Company, to the best of the Company's knowledge, believes that certain of the reporting requirements under Section 16(a) for such fiscal year were not met in a timely manner by its directors, executive officers and greater than 10% beneficial owners except as set forth below.

         Each of Messrs. Bonar, Pfeuffer, Englund, Charles Olsen (a former CFO of the Company) did not timely file a Form 4 with the SEC with respect to one transaction. In addition, each of Messrs. Carver (a former director of the Company), Saal (a former Chairman of the Board of the Company), Frank Leonardi (a former Vice President of Sales and Marketing of the Company), Bonar, Pfeuffer, Dubrow (a former director of the Company), McKee and Englund did not timely file a Form 5 with the SEC.

                           ANNUAL REPORT ON FORM 10-K

       The Company filed an Annual Report on Form 10-K with the SEC on or about October 13, 1999 and an amendment thereto on October 28, 1999. A copy of the Form 10-K for the fiscal year ended June 30, 1999, has been mailed concurrently with this Proxy Statement to all stockholders entitled to notice of and to vote at the Meeting. The Form 10-K is not incorporated into this Proxy Statement and is not considered proxy solicitation material.

       Stockholders may obtain an additional copy of this report, without charge, by writing to Philip J. Englund, Senior Vice President and General Counsel of the Company, at the Company's principal executive offices located at 15175 Innovation Drive, San Diego, California 92128-3401.

                                    EXHIBIT A
                                    ---------

                   PROPOSED FORM OF THE 2000 STOCK OPTION PLAN

                             2000 STOCK OPTION PLAN
                                       OF
                        IMAGING TECHNOLOGIES CORPORATION


                  1. PURPOSES OF THE PLAN. This stock option plan (the "Plan") is designed to provide an incentive to employees (including directors and officers who are employees) and directors of, and consultants to, IMAGING TECHNOLOGIES CORPORATION, a Delaware corporation (the "Company"), or any Parent or Subsidiary (as such terms are defined in Paragraph 19 hereof) of the Company, and to offer an additional inducement in obtaining the services of such persons. The Plan provides for the grant of "incentive stock options" ("ISOs") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and nonqualified stock options which do not qualify as ISOs ("NQSOs"). The Company makes no representation or warranty, express or implied, as to the qualification of any option as an "incentive stock option" under the Code.

                  2. STOCK SUBJECT TO THE PLAN. Subject to the provisions of Paragraph 12 hereof, the aggregate number of shares of Common Stock, $.005 par value per share, of the Company ("Common Stock") for which options may be granted under the Plan shall not exceed 3,500,000. Such shares of Common Stock may consist either in whole or in part of authorized but unissued shares of Common Stock or shares of Common Stock held in the treasury of the Company. Subject to the provisions of Paragraph 13 hereof, any shares of Common Stock subject to an option which for any reason expires, is canceled or is terminated unexercised or which ceases for any reason to be exercisable, shall again become available for the granting of options under the Plan. The Company shall at all times during the term of the Plan reserve and keep available such number of shares of Common Stock as will be sufficient to satisfy the requirements of the Plan.

                  3. ADMINISTRATION OF THE PLAN. The Plan shall be administered by the Compensation Committee of the Company's Board of Directors (the "Committee"), which Committee, to the extent required by Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (as the same may be in effect and interpreted from time to time, "Rule 16b-3"), shall consist of not less than two (2) directors, each of whom shall be a non-employee director within the meaning of Rule 16b-3 or an outside director within the meaning of
Section 162(m) of the Code. Unless otherwise provided in the By-laws of the Company or by resolution of the Board of Directors, a majority of the members of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, and any acts approved in writing by all of the members of the Committee without a meeting, shall be the acts of the Committee. Those administering the Plan are referred to herein as the "Administrators".

                  Subject to the express provisions of the Plan, the Administrators shall have the authority, in their sole discretion, to determine: the employees, consultants and directors who shall be granted options; whether an option to be granted to a employee is to be in ISO or an NQSO (options to be granted to consultants and directors who are not employees shall be NQSOs); the times when an option shall be granted; the number of shares of Common Stock to be subject to each option; the term of each option; the date each option shall become exercisable; whether an option shall be exercisable in whole, in part or in installments and, if in installments, the number of shares of Common Stock to be subject to each installment, whether the installments shall be cumulative, the date each installment shall become exercisable and the term of each installment; whether to accelerate the date of exercise of any option or installment; whether shares of Common Stock may be issued upon the exercise of an option as partly paid and, if so, the dates when future installments of the exercise price shall become due and the amounts of such installments; the exercise price of each option; the form of payment of the exercise price; whether to restrict the sale or other disposition of the shares of Common Stock acquired upon the exercise of an option and, if so, whether and under what conditions to waive any such restriction; whether and under what conditions to subject all or a portion of the grant, the vesting or the exercise of an option or the shares acquired pursuant to the exercise of an option to the fulfillment of certain restrictions or contingencies as specified in the contract referred to in Paragraph 11 hereof (the "Contract"), including, without limitation, restrictions or contingencies relating to entering into a covenant not to compete with the Company, any of its Subsidiaries or a Parent (as such term is defined in Paragraph 19 hereof), to financial objectives for the Company, any of its Subsidiaries or a Parent, a division of any of the foregoing, a product line or other category, and/or to the period of continued employment of the optionee with the Company, any of its Subsidiaries or a Parent, and to determine whether such restrictions or contingencies have been met; whether an optionee is Disabled (as such term is defined in

Paragraph 19 hereof); the amount, if any, necessary to satisfy the obligation of the Company, a Subsidiary or Parent to withhold taxes or other amounts; the fair market value of a share of Common Stock; to construe the respective Contracts and the Plan; with the consent of the optionee, to cancel or modify an option, provided that the modified provision is permitted to be included in an option granted under the Plan on the date of the modification, and provided, further, that in the case of a modification (within the meaning of Section 424(h) of the
Code) of an ISO, such option as modified would be permitted to be granted on the date of such modification under the terms of the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to approve any provision of the Plan or any option granted under the Plan, or any amendment to either, which under Rule 16b-3 or Section 162(m) of the Code requires the approval of the Board of Directors, a committee of non-employee directors or the stockholders in order to be exempt (unless otherwise specifically provided herein); and to make all other determinations necessary or advisable for administering the Plan. Any controversy or claim arising out of or relating to the Plan, any option granted under the Plan or any Contract shall be determined unilaterally by the Administrators in their sole discretion. The determinations of the Administrators on the matters referred to in this Paragraph 3 shall be conclusive and binding on the parties thereto. No Administrator or former Administrator shall be liable for any action, failure to act or determination made in good faith with respect to the Plan or any option hereunder.

                  4. ELIGIBILITY.  The  Administrators may from time to time, in their sole discretion, consistent with the purposes of the Plan, grant options to (a) employees (including officers and directors who are employees) of, (b) directors (who are not employees) of, and (c) consultants to, the Company or any Parent or Subsidiary of the Company. Such options granted shall cover such number of shares of Common Stock as the Administrators may determine, in their sole discretion, as set forth in the applicable Contract; provided, however, that the maximum number of shares subject to options that may be granted to any employee during any calendar year under the Plan (the "162(m) Maximum") shall be 250,000 shares; and provided, further, that the aggregate market value (determined at the time the option is granted in accordance with Paragraph 5 hereof) of the shares of Common Stock for which any eligible employee may be granted ISOs under the Plan or any other plan of the Company, or of a Parent or a Subsidiary of the Company, which are exercisable for the first time by such optionee during any calendar year shall not exceed $100,000. Such ISO limitation shall be applied by taking ISOs into account in the order in which they were granted. Any option granted in excess of such ISO limitation amount shall be treated as a NQSO to the extent of such excess.

                  5. EXERCISE PRICE. The exercise price of the shares of Common Stock under each option shall be determined by the Administrators, in their sole discretion, as set forth in the applicable Contract; provided, however, that the exercise price of an ISO shall not be less than the fair market value of the Common Stock subject to such option on the date of grant; and provided, further, that if, at the time an ISO is granted, the optionee owns (or is deemed to own under Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, of any of its Subsidiaries or of a Parent, the exercise price of such ISO shall not be less than 110% of the fair market value of the Common Stock subject to such ISO on the date of grant.

                  The fair market value of a share of Common Stock on any day shall be (a) if actual sales price information is available with respect to the Common Stock, the average of the highest and lowest sales prices per share of Common Stock on such day, or (b) if such information is not available, the average of the highest bid and lowest asked prices per share of Common Stock on such day as reported by the market upon which the Common Stock is quoted, The Wall Street Journal, the National Quotation Bureau Incorporated or an independent dealer in the Common Stock, as determined by the Company; provided, however, that if clauses (a) and (b) of this Paragraph are all inapplicable, or if no trades have been made or no quotes are available for such day, the fair market value of the Common Stock shall be determined by the Board of Directors by any method consistent with applicable regulations adopted by the Treasury Department relating to stock options.

                  6. TERM. The term of each option granted pursuant to the Plan shall be such term as is established by the Administrators, in their sole discretion, as set forth in the applicable Contract; provided, however, that the term of each ISO granted pursuant to the Plan shall be for a period not exceeding ten (10) years from the date of grant thereof; and provided, further, that if, at the time an ISO is granted, the optionee owns (or is deemed to own under Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, any of its Subsidiaries or a Parent, the term of the ISO shall be for a period not exceeding five (5) years from the date of grant. Options shall be subject to earlier termination as hereinafter provided.

                  7. EXERCISE. An option (or any part or installment thereof), to the extent then exercisable, shall be exercised by giving written notice to the Company at its principal office stating which option is being exercised, specifying the number of shares of Common Stock as to which such option is being exercised and accompanied by payment in full of the aggregate exercise price therefor (or the amount due on exercise if the applicable Contract permits installment payments) (a) in cash or by certified check or (b) if the applicable Contract permits, with previously acquired shares of Common Stock having an aggregate fair market value on the date of exercise (determined in accordance with Paragraph 5 hereof) equal to the aggregate exercise price of all options being exercised or a combination of cash, certified check or shares of Common Stock having such value. The Company shall not be required to issue any shares of Common Stock pursuant to any such option until all required payments, including payments for any required withholding amounts, have been made.

                  The Administrators may, in their sole discretion (in the Contract or otherwise), permit payment of the exercise price of an option by delivery by the optionee of a properly executed notice, together with a copy of his irrevocable instructions to a broker acceptable to the Administrators to deliver promptly to the Company the amount of sale or loan proceeds sufficient to pay such exercise price. In connection therewith, the Company may enter into agreements for coordinated procedures with one or more brokerage firms.

                  A person entitled to receive Common Stock upon the exercise of an option shall not have the rights of a stockholder with respect to such shares of Common Stock until the date of issuance of a stock certificate for such shares or, in the case of uncertificated shares, until the date an entry is made on the books of the Company's transfer agent representing such shares; provided, however, that until such stock certificate is issued or until such book entry is made, any optionee using previously acquired shares of Common Stock in payment of an option exercise price shall continue to have the rights of a stockholder with respect to such previously acquired shares.

                  In no case may a fraction of a share of Common Stock be purchased or issued under the Plan.

                  8. TERMINATION OF RELATIONSHIP. Except as may otherwise be expressly provided in the applicable Contract, any optionee whose relationship with the Company, its Subsidiaries and Parent as an employee, director or consultant has terminated for any reason (other than as a result of the death or Disability (as such term is defined in Paragraph 19 hereof) of the Optionee) may exercise such option, to the extent exercisable on the date of such termination, at any time within three months after the date of termination, but not thereafter and in no event after the date the option would otherwise have expired; provided, however, that if such relationship is terminated either (a) for Cause (as such term is defined in Paragraph 19 hereof), or (b) without the consent of the Company, such option shall terminate immediately.

                  For the purposes of the Plan, an employment relationship shall be deemed to exist between an individual and the Company, any of its Subsidiaries or a Parent if, at the time of the determination, the individual was an employee of such corporation for purposes of Section 422(a) of the Code. As a result, an individual on military, sick leave or other bona fide leave of absence shall continue to be considered an employee for purposes of the Plan during such leave if the period of the leave does not exceed 90 days or, if longer, so long as the individual's right to reemployment with the Company, any of its Subsidiaries or a Parent is guaranteed either by statute or by contract. If the period of leave exceeds 90 days and the individual's right to reemployment is not guaranteed by statute or by contract, the employment relationship shall be deemed to have terminated on the 91st day of such leave.

                  Notwithstanding the foregoing, except as may otherwise be expressly provided in the applicable Contract, options granted under the Plan shall not be affected by any change in the status of the optionee so long as the optionee continues to be an employee or director of, or a consultant to, the Company, any of its Subsidiaries or a Parent (regardless of having changed from one position to another or having been transferred from one entity to another).

                  Nothing in the Plan or in any option granted under the Plan shall confer on any optionee any right to continue in the employ of, as a director of, or as a consultant to, the Company, any of its Subsidiaries or a Parent, or interfere in any way with any right of the Company, any of its Subsidiaries or a Parent to terminate the optionee's relationship at any time for any reason whatsoever without liability to the Company, any of its Subsidiaries or a Parent.

                  9. DEATH OR DISABILITY OF AN OPTIONEE. Except as may otherwise be expressly provided in the applicable Contract, if an individual optionee dies
(a) while he is an employee or director of, or a consultant to, the Company, any of its Subsidiaries or a Parent, (b) within three months after the termination of such relationship (unless such termination was for Cause or without the consent of the Company or such Subsidiary or Parent) or (c) within one year following the termination of such relationship by reason of Disability, the optionee's option may be exercised, to the extent exercisable on the date of the optionee's death, by the optionee's Legal Representative (as defined in Paragraph 19) at any time within one year after death, but not thereafter and in no event after the date the option would otherwise have expired.

                  Except as may otherwise be expressly provided in the applicable Contract, any optionee whose relationship as an employee or director of, or a consultant to, the Company, any of its Subsidiaries or a Parent has terminated by reason of Disability (without continuing in another such capacity) may exercise the optionee's option, to the extent exercisable upon the effective date of such termination, at any time within one year after such date, but not thereafter and in no event after the date the option would otherwise have expired.

                  10. COMPLIANCE WITH SECURITIES LAWS. It is a condition to the exercise of any option that either (a) a Registration Statement under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the shares of Common Stock to be issued upon such exercise shall be effective and current at the time of exercise or (b) there is an exemption from registration under the Securities Act for the issuance of the shares of Common Stock upon such exercise. Nothing herein shall be construed as requiring the Company to register shares subject to any option under the Securities Act or to keep any Registration Statement effective or current.

                  The Administrators may require, in their sole discretion, as a condition to the receipt of an option or the exercise of any option that the optionee execute and deliver to the Company such representations and warranties, in form, substance and scope satisfactory to the Administrators, as the Administrators determine are necessary or appropriate to facilitate the perfection of an exemption from the registration requirements of the Securities Act, applicable state securities laws or other legal requirement, including, without limitation, that (a) the shares of Common Stock to be issued upon the exercise of the option are being acquired by the optionee for the optionee's own account, for investment only and not with a view to the resale or distribution thereof, and (b) any subsequent resale or distribution of shares of Common Stock by such optionee will be made only pursuant to (i) a Registration Statement under the Securities Act which is effective and current with respect to the shares of Common Stock being sold, or (ii) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption, the optionee shall, prior to any offer of sale or sale of such shares of Common Stock, provide the Company with a favorable written opinion of counsel satisfactory to the Company, in form, substance and scope satisfactory to the Company, as to the applicability of such exemption to the proposed sale or distribution.

                  In addition, if at any time the Administrators shall determine, in their sole discretion, that the listing or qualification of the shares of Common Stock subject to any option on any securities exchange, Nasdaq or under any applicable law, or the consent or approval of any governmental agency or self-regulatory body, is necessary or desirable as a condition to, or in connection with, the granting of an option or the issuing of shares of Common Stock upon the exercise thereof, such option may not be granted and such option may not be exercised in whole or in part unless such listing, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Administrators.

                  11. CONTRACTS. Each option shall be evidenced by an appropriate Contract which shall be duly executed by the Company and the optionee, which Contract shall contain such terms, provisions and conditions not inconsistent herewith as may be determined by the Administrators. The terms of each option and Contract need not be identical.

                  12. ADJUSTMENTS UPON CHANGES IN COMMON STOCK. Notwithstanding any other provision of the Plan, in the event of a stock dividend, stock split, combination, reclassification, recapitalization, merger in which the Company is the surviving corporation, spin-off, split-up or exchange of shares or the like which results in a change in the number or kind of shares of Common Stock which is outstanding immediately prior to such event, the aggregate number and kind of shares subject to the Plan, the aggregate number and kind of shares subject to each outstanding option and the exercise price thereof, and the 162(m) Maximum shall be appropriately adjusted by the Board of Directors, whose determination shall be conclusive and binding on all parties thereto. Such adjustment may provide for the elimination of fractional shares which might otherwise be subject to options without payment therefor.

                  In the event of (a) the liquidation or dissolution of the Company, or (b) a transaction (or series of related transactions) that is approved by a majority of the members of the Company's Board of Directors who were elected by stockholders prior to the first of such transactions (including, without limitation, a merger, consolidation, sale of stock by the Company or its stockholders, tender offer or sale of assets) and in which either (i) the voting power (in the election of directors generally) of the Company's voting securities outstanding immediately prior to such transaction(s) cease to represent at least 50% of the combined voting power (in the election of directors generally) of the Company or such surviving entity outstanding immediately after such transaction(s) or (ii) the registration of the Common
Stock under the Securities Exchange Act of 1934 is terminated, then all outstanding options shall terminate upon the earliest of any such event, unless other provision is made therefor in the transaction.

                  13. AMENDMENTS AND TERMINATION OF THE PLAN. The Plan was adopted by the Board of Directors on January 25, 2000. No ISO may be granted under the Plan after January 24, 2010. The Board of Directors, without further approval of the Company's stockholders, may at any time suspend or terminate the Plan, in whole or in part, or amend it from time to time in such respects as it may deem advisable, including, without limitation, in order that ISOs granted hereunder meet the requirements for "incentive stock options" under the Code, or to comply with the provisions of Rule 16b-3, Section 162(m) of the Code or any change in applicable law, regulations, rulings or interpretations of administrative agencies; provided, however, that no amendment shall be effective without the requisite prior or subsequent stockholder approval which would (a) except as contemplated in Paragraph 12 hereof, increase the maximum number of shares of Common Stock for which options may be granted under the Plan or the 162(m) Maximum, (b) change the eligibility requirements to receive options hereunder or (c) make any change for which applicable law requires stockholder approval. No termination, suspension or amendment of the Plan shall, without the consent of the optionee, adversely affect the optionee's rights under any option granted under the Plan. The power of the Administrators to construe and administer any option granted under the Plan prior to the termination or suspension of the Plan nevertheless shall continue after such termination or during such suspension.

                  14. NON-TRANSFERABILITY. No option granted under the Plan shall be transferable otherwise than by will or the laws of descent and distribution, and options may be exercised, during the lifetime of the optionee, only by the optionee or his Legal Representatives. Except to the extent provided in the immediately preceding sentence, options may not be assigned, transferred, pledged, hypothecated or disposed of in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process, and any such attempted assignment, transfer, pledge, hypothecation or disposition shall be null and void ab initio and of no force or effect.

                  15. WITHHOLDING TAXES. The Company, a Subsidiary or Parent may withhold (a) cash or (b) with the consent of the Administrators (in the Contract or otherwise), shares of Common Stock to be issued upon exercise of an option having an aggregate fair market value on the relevant date (determined in accordance with Paragraph 5 hereof) or a combination of cash and shares, in an amount equal to the amount which the Administrators determine is necessary to satisfy the obligation of the Company, a Subsidiary or Parent to withhold Federal, state and local income taxes or other amounts incurred by reason of the grant, vesting, exercise or disposition of an option, or the disposition of the underlying shares of Common Stock. Alternatively, the Company, a Subsidiary or Parent may require the holder to pay to it such amount, in cash, promptly upon demand.

                  16. LEGENDS; PAYMENT OF EXPENSES. The Company may endorse such legend or legends upon the certificates for shares of Common Stock issued upon exercise of an option under the Plan and may issue such "stop transfer" instructions to its transfer agent in respect of such shares as it determines, in its discretion, to be necessary or appropriate to (a) prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act and any applicable state securities laws, (b) implement the provisions of the Plan or any agreement between the Company and the optionee with respect to such shares of Common Stock or (c) permit the Company to determine the occurrence of a "disqualifying disposition," as described in Section 421(b) of the Code, of the shares of Common Stock issued or transferred upon the exercise of an ISO granted under the Plan.

                  The Company shall pay all issuance taxes with respect to the issuance of shares of Common Stock upon the exercise of an option granted under the Plan, as well as all fees and expenses incurred by the Company in connection with such issuance.

                  17. USE OF PROCEEDS. The cash proceeds received upon the exercise of an option under the Plan shall be added to the general funds of the Company and used for such corporate purposes as the Board of Directors may determine, in its discretion.

                  18. SUBSTITUTIONS AND ASSUMPTIONS OF OPTIONS OF CERTAIN CONSTITUENT CORPORATIONS. Anything in this Plan to the contrary notwithstanding, the Board of Directors may, without further approval by the Company's stockholders, substitute new options for prior options of a Constituent Corporation (as such term is defined in Paragraph 19 thereof) or assume the prior options of such Constituent Corporation.

                  19. DEFINITIONS. For purposes of the Plan, the following terms shall be defined as set forth below:

                     (a) "Cause" shall mean (i) in the case of an employee or consultant, if there is a written employment or consulting agreement between the optionee and the Company, any of its Subsidiaries or a Parent which defines termination of such relationship for cause, cause as defined in such agreement, and (ii) in all other cases, cause within the meaning of applicable state law.

                     (b) "Constituent Corporation" shall mean any corporation which engages with the Company, any of its Subsidiaries or a Parent in a transaction to which Section 424(a) of the Code applies (or would apply if the option assumed or substituted were an ISO), or any Parent or any Subsidiary of such corporation.

                     (c)   "Disability"   shall  mean  a  permanent   and  total
disability within the meaning of Section 22(e)(3) of the Code.

                     (d) "Legal Representative" shall mean the executor, administrator or other person who at the time is entitled by law to exercise the rights of a deceased or incapacitated optionee with respect to an option granted under the Plan.

                     (e) "Parent" shall have the same definition as "parent corporation" in Section 424(e) of the Code.

                     (f)   "Subsidiary"   shall  have  the  same  definition  as
"subsidiary corporation" in Section 424(f) of the Code.

                  20. GOVERNING LAW; CONSTRUCTION. The Plan, the options and Contracts hereunder and all related matters shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to conflict of law provisions.

                  Neither the Plan nor any Contract shall be construed or interpreted with any presumption against the Company by reason of the Company causing the Plan or Contract to be drafted. Whenever from the context it appears appropriate, any term stated in either the singular or plural shall include the singular and plural, and any term stated in the masculine, feminine or neuter gender shall include the masculine, feminine and neuter.

                  21. PARTIAL INVALIDITY. The invalidity, illegality or unenforceability of any provision in the Plan, any option or Contract shall not affect the validity, legality or enforceability of any other provision, all of which shall be valid, legal and enforceable to the fullest extent permitted by applicable law.

                  22. STOCKHOLDER APPROVAL. The Plan shall be subject to approval by a majority of the votes present in person or by proxy and entitled to vote thereon at the next duly held meeting of the Company's stockholders at which a quorum is present. No options granted hereunder may be exercised prior to such approval; provided, however, that the date of grant of any option shall be determined as if the Plan had not been subject to such approval. Notwithstanding the foregoing, if the Plan is not approved by a vote of the stockholders of the Company on or before [January 24, 2001], the Plan and any options granted hereunder shall terminate.

                                    EXHIBIT B
                                    ---------


                    PROPOSED FORM OF THE STOCK PURCHASE PLAN


                          EMPLOYEE STOCK PURCHASE PLAN
                                       OF
                        IMAGING TECHNOLOGIES CORPORATION


                                   SECTION 1

                                     Purpose
                                     -------


                  The purpose of the Plan is to secure for the Company and its stockholders the benefits of the incentive inherent in the ownership of Common Stock by current and future Eligible Employees. The Plan is intended to comply with the provisions of Code section 423 and shall be administered, interpreted and construed in accordance with such provisions.

                                    SECTION 2

                                   Definitions
                                   -----------

                  When used herein, the following terms shall have the following meanings:

                  2.1 "Board of Directors" means the Board of Directors of the Company.

                  2.2 "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute thereto.

                  2.3 "Committee" means the committee appointed by the Board of Directors to administer the Plan pursuant to Section 12.

                  2.4 "Common Stock" means common stock, par value $0.005 per share, of the Company.


                  2.5 "Common Stock Account" means the account established with, and maintained by, the Custodian, for the purpose of holding Common Stock purchased pursuant to this Plan.

                  2.6 "Company" means Imaging Technologies Corporation, and its successors and assigns.

                  2.7 "Custodian" means the agent selected by the Company to hold Common Stock purchased under the Plan.

                  2.8 "Eligible Compensation" means the sum of: (i) the total compensation paid to an Eligible Employee by the Company and its Subsidiaries that is subject to tax under Code section 3402 (or which would be subject to tax thereunder if the employee were fully subject to Federal income tax with respect to such compensation), plus (ii) any "elective deferrals" contributed to the
 401(k) Plan by such Eligible Employee, plus (iii) amounts deferred under a plan intended to qualify under Code section 125.

                  2.9 "Eligible Employee" means each employee of the Company or any Subsidiary.

                  2.10 "Entry Date" means the first day of each calendar month included in a Plan Year.

                  2.11 "Fair Market Value" means, on any day, (a) if actual sales price information is available with respect to the Common Stock, the average of the highest and lowest sales prices per share of Common Stock on such day, or (b) if such information is not available, the average of the highest bid and lowest asked prices per share of Common Stock on such day as reported by the market upon which the Common Stock is quoted, The Wall Street Journal, the National Quotation Bureau Incorporated or an independent dealer in the Common Stock, as determined by the Company; provided, however, that if clauses (a) and
(b) of this Paragraph are all inapplicable, or if no trades have been made or no quotes are available for such day, the fair market value of the Common Stock shall be determined by the Board of Directors by any method consistent with applicable regulations adopted by the Treasury Department relating to stock options.

                  2.12 "Investment Date" means the last day of each Plan Year quarter and such other dates as may be determined by the Committee in its sole discretion.

                  2.13 "Participant" means an Eligible Employee who has met the requirements of Section 3 and has elected to participate in the Plan pursuant to
Section 4.1.

                  2.14 "Payroll Deduction Account" means the bookkeeping entry established by the Company for each Participant pursuant to Section 4.3.

                  2.15  "Plan"  means  the  Imaging   Technologies   Corporation
Employee Stock Purchase Plan as set forth herein and as amended from time to time.


                  2.16 "Plan Year" means July 1, 2000 through December 31, 2000 and each calendar year thereafter.


                  2.17 "Subsidiary" means any corporation designated by the Board of Directors, in its sole discretion, of which the Company owns or controls, directly or indirectly, not less than 50% of the total combined voting power of all classes of stock and which constitutes a "subsidiary" of the Company, within the meaning of Code section 424(f).

                                    SECTION 3

                                   Eligibility
                                   -----------

                  3.1 General Rule. Subject to Section 3.3, each Eligible Employee shall be eligible to participate in the Plan beginning on the Entry Date coincident with or next following the Eligible Employee's date of hire by the Company or any of its Subsidiaries.

                  3.2 Leave of Absence. Unless the Committee otherwise determines, a Participant on a paid leave of absence shall continue to be a Participant in the Plan so long as such Participant is on such paid leave of absence. Unless otherwise determined by the Committee, a Participant on an unpaid leave of absence shall not be entitled to participate in any offering commencing after such unpaid leave has begun but shall not be deemed to have terminated employment for the purposes of the Plan. A Participant who, upon failing to return to work following a leave of absence, is deemed not to be an employee, shall not be entitled to participate in any offering commencing after such termination of employment and such Participant's Payroll Deduction Account shall be paid out in accordance with Section 6.1.

                  3.3 Common Stock Account. As a condition to participation in this Plan, each Eligible Employee shall be required to hold shares purchased hereunder in a Common Stock Account and such employee's decision to participate in the Plan shall constitute the appointment of the Custodian as custodial agent for the purpose of holding such shares. Such Common Stock Account shall be governed by, and subject to, the terms and conditions of a written agreement with the Custodian.

                                   SECTION 4

                      Participation and Payroll Deductions
                      ------------------------------------


                  4.1 Enrollment. Each Eligible Employee may elect to participate in the Plan for a Plan Year by completing an enrollment form prescribed by the Committee and returning it to the Company on or before the date specified by the Committee, which date shall precede the Eligible Employee's Entry Date.

                  4.2 Amount of Deduction. The enrollment form shall specify a payroll deduction amount of from 1% to 15% (in whole numbers) of Eligible Compensation, which shall be withheld from the Participant's regular paychecks, including bonus paychecks, for the Plan Year. The Committee, in its sole discretion, may authorize payment in respect of any option exercised hereunder by personal check.

                  4.3 Payroll Deduction Accounts. Each Participant's payroll deduction shall be credited, as soon as practicable following the relevant pay date, to a Payroll Deduction Account, pending the purchase of Common Stock in accordance with the provisions of the Plan. All such amounts shall be assets of the Company and may be used by the Company for any corporate purpose. No interest shall accrue or be paid on amounts credited to a Payroll Deduction Account.

                  4.4 Subsequent Plan Years. Unless otherwise specified prior to the beginning of any Plan Year on an enrollment form prescribed by the Committee, a Participant shall be deemed to have elected to participate in each subsequent Plan Year for which the Participant is eligible to the same extent and in the same manner as at the end of the prior Plan Year.

                  4.5 Changes in Participation.

                  (a) At any time during a Plan Year, a Participant may cease participation in the Plan by completing and filing the form prescribed by the Committee with the Company. Such cessation will become effective as soon as practicable following receipt of such form by the Company, whereupon no further payroll deductions will be made and the Company shall pay to such Participant an amount equal to the balance in the Participant's Payroll Deduction Account as soon as practicable thereafter. To the extent then eligible, any Participant who ceased to participate may elect to participate again on any subsequent Entry Date in any calendar quarter after the quarter in which such Participant ceased to participate.

                  (b) At any time during the Plan Year (but not more than once in any calendar quarter) a Participant may increase or decrease the percentage of Eligible Compensation subject to payroll deduction within the limits provided in Section 4.2 by filing the form prescribed by the Committee with the Company. Such increase or decrease shall become effective with the first pay period following receipt of such form to which it may be practicably applied.

                                    SECTION 5

                                    Offerings
                                    ---------

                  5.1 Maximum number of shares. The Plan shall be implemented by making offerings of common stock on each investment date until the maximum number of shares of common stock available under the plan have been issued pursuant to the exercise of options.

                  5.2 Grant and Exercise of Options.

                  (a) Subject to Section 5.3, on each Investment Date, each Participant shall be deemed, subject to Section 5.4, to have been granted the option to purchase, and shall be deemed, without any further action, to have exercised such option and purchased, the number of shares of Common Stock determined by dividing the amount credited to the Participant's Payroll Deduction Account on such date by the purchase price (as determined in paragraph (b) below). All such shares shall be credited to the Participant's Common Stock Account.

                  (b) The purchase price for each share of Common Stock shall be equal to eighty-five percent (85%) of the Fair Market Value of such share on the Investment Date.

                  5.3 Oversubscription of shares. If the total number of shares for which options are exercised on any investment date exceeds the maximum number of shares available for the applicable offering, the company shall make an allocation of the shares available for delivery and distribution among the participants in as nearly a uniform manner as shall be practicable, and the balance of all participant's payroll deduction account shall be refunded to the participant or, in the event of the participant's death, to the participant's estate, as soon as practicable.

                  5.4 Limitations on Grant and Exercise of Options.

                  (a)  No  option   granted  under  this  Plan  shall  permit  a
participant to purchase stock under all employee stock purchase plans (as defined by code section 423(b)) of the Company and its subsidiaries at a rate which, in the aggregate, exceeds $25,000 of the Fair Market Value (payroll deductions not in excess of $21,250) of such stock (determined at the time the option is granted) for each calendar year in which the option is outstanding at any time.

                  (b) No employee who would down, immediately after the option is granted, stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any Subsidiary (a "5% owner") shall be granted an option. For purposes of determining whether an employee is a 5% owner, the rules of Code section 424(d) shall apply in determining the stock ownership of an individual and stock which the employee may purchase under outstanding options shall be treated as stock owned by the employee.

                                   SECTION 6

                      Distributions of Common Stock Account
                      -------------------------------------


                  6.1 Termination of Employment. If a Participant's employment with the Company and its Subsidiaries terminates for any reason during a Plan Year, all shares credited to the participant's common stock account shall be distributed, and any amount credited to the Participant's Payroll Deduction Account shall be refunded to the Participant or, in the event of the Participant's death, to the Participant's estate, as soon as practicable.

                  6.2 During employment. Prior to the Participant's termination of employment with the company and its Subsidiaries, a Participant may withdraw some or all of the whole shares credited to the Participant's Common Stock Account, subject to the provisions of Section 10.3.


                                   SECTION 7

                               Dividends on shares
                               -------------------

                  All cash dividends paid with respect to shares of Common Stock held in a participant's Common Stock Account shall be invested automatically in shares of Common Stock purchased at one-hundred percent (100%) of Fair Market Value on the next Investment Date. All non-cash distributions paid on Common Stock held in a Participant's Common Stock Account shall be paid to the Participant as soon as practicable.

                                    SECTION 8

                             Rights as a stockholder
                             -----------------------

                  When a Participant purchases Common Stock pursuant to the plan or when Common Stock is credited to a participant's Common Stock Account, the participant shall have all of the rights and privileges of a stockholder of the company with respect to the shares so purchased or credited, whether or not certificates representing shares shall have been issued.

                                   SECTION 9

                            Options Not Transferable
                            ------------------------

                  Options granted under the Plan are not transferable by a Participant other than by will or the laws of descent and distribution and are exercisable during the Participant's lifetime only by the Participant.

                                   SECTION 10

                                  Common stock
                                  ------------

                  10.1 Reserved shares. There shall be reserved for issuance and purchase under the Plan an aggregate of 1,250,000 shares of Common Stock, subject to adjustment as provided in section 11. Shares subject to the Plan may be shares now or hereafter authorized but unissued, treasury shares, or both.

                  10.2 Restrictions on exercise. In its sole discretion, the Board of Directors may require as conditions to the exercise of any option that shares of Common Stock reserved for issuance upon the exercise of an option shall have been duly listed on any recognized national securities exchange, and that either a registration statement under the Securities Act of 1933, as amended, with respect to said shares shall be effective, or the participant shall have represented at the time of purchase, in form and substance satisfactory to the Company, that it is the participant's intention to purchase the shares for investment only and not for resale or distribution.

                  10.3 Restriction on sale. Shares of Common Stock purchased hereunder shall not be transferable by a participant for a period of 12 months immediately following the Investment Date on which such shares were purchased. In addition, upon the expiration of such 12-month period, shares of Common Stock purchased hereunder shall not be transferable by a Participant for an additional 12-month period, without prior written notice to the Company on a form prescribed by the Committee.

                                   SECTION 11

                    Adjustment Upon Changes In Capitalization
                    -----------------------------------------

                  In the event of a subdivision or consolidation of the outstanding shares of Common Stock, or the payment of stock dividend thereon, the number of shares reserved or authorized to be reserved under this plan shall be increased or decreased, as the case may be, proportionately, and such other adjustments shall be made as may be deemed necessary or equitable by the Board of Directors. In the event of any other change affecting the common stock, such adjustments shall be made as may be deemed equitable by the Board of Directors, in its sole discretion, to give proper effect to such event, subject to the limitations of Code section 424.

                                   SECTION 12

                                 Administration
                                 --------------

                  12.1 Appointment. The Plan shall be administered by the Committee. The Committee shall consist of two or more members who shall serve at the pleasure of the Board of Directors. The Board of

Directors may from time to time appoint members of the Committee in substitution for, or in addition to, members previously appointed and may fill vacancies, however caused, in the Committee.

                  12.2 Authority. Subject to the express provisions of the Plan, the Committee shall have authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, and to make all other determinations necessary or advisable in administering the Plan, all of which determinations shall be final and binding upon all persons. If and to the extent required by Securities and Exchange Commission rule 16b-3 or any successor exemption under which the Committee believes it is appropriate for the plan to qualify, the Committee may restrict a participant's ability to participate in the plan or sell any common stock received under the plan for such period as the committee deems appropriate or may impose such other conditions in connection with participation or distributions under the Plan as the Committee deems appropriate.

                  12.3 Committee Procedures. The Committee may select one of its members as its chairman and shall hold its meetings at such times and places as it shall deem advisable and may hold telephonic meetings. A majority of its members shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by a majority of the members of the Committee shall be as fully effective as if it had been made by a majority vote at a meeting duly called and held. The Committee may request advice or assistance or employ such other persons as are necessary for the proper administration of the plan.

                  12.4 Duties of Committee. The committee shall establish and maintain records of the plan and of each payroll deduction account and common stock account established for any participant hereunder.

                  12.5 Plan Expenses. The company shall pay the fees and expenses of accountants, counsel, agents and other personnel and all other costs of administration of the plan.

                  12.6 Indemnification. To the maximum extent permitted by law, no member of the Committee shall be personally liable by reason of any contract or other instrument executed by such member or on such member's behalf in such member's capacity as a member of the Committee or for any mistake of judgment made in good faith, and the Company shall indemnify and hold harmless, directly from its own assets (including the proceeds of any insurance policy the premiums of which are paid from the Company's own assets), each member of the Committee and each other officer, employee or director of the Company to whom any duty or power relating to the administration or interpretation of the plan or to the management or control of the assets of the plan may be delegated or allocated, against any cost or expense (including fees, disbursements and other charges of legal counsel) or liability (including any sum paid in settlement of a claim with the approval of the Company) arising out of any act or omission to act in connection with the plan unless arising out of such person's own fraud, willful misconduct or bad faith. The foregoing shall not be deemed to limit the company's obligation to indemnify any member of the committee under the Company's certificate of Incorporation or By-laws, or any other agreement between the Company and such member.

                                   SECTION 13

                            Amendment and Termination
                            -------------------------

                  13.1 Amendment. Subject to the provisions of Code Section 423, the board of directors may amend the plan in any respect; provided, however, that the plan may not be amended in any manner that will retroactively impair or otherwise adversely affect the rights of any person to benefits under the Plan which have accrued prior to the date of such action.

                  13.2 Termination. The Plan shall terminate on the Investment Date that Participants become entitled to purchase a number of shares greater than the number of reserved shares available for purchase. In addition, the Plan may be terminated at any time, in the sole discretion of the Board of Directors.

                                   SECTION 14

                                 Effective date
                                 --------------

                  The plan shall become effective on July 1, 2000, subject to approval by the holders of the majority of shares of Common Stock present and represented at an annual or special meeting of the stockholders held within 12 months of the date the Plan is adopted.

                                   SECTION 15

                       Governmental and other regulations
                       ----------------------------------

                  The plan and the grant and exercise of options to purchase shares hereunder, and the Company's obligation to sell and deliver shares upon the exercise of options to purchase shares, shall be subject to all applicable Federal, state and foreign laws, rules and regulations, and to such approvals by any regulatory or governmental agency as, in the opinion of counsel to the Company, may be required.

                                   SECTION 16

                              No employment rights
                              --------------------

                  The Plan does not create, directly or indirectly, any right for the benefit of any employee or class of employees to purchase any shares under the Plan, or create in any employee or class of employees any right with respect to continuation of employment by the Company or any subsidiary, and it shall not be deemed to interfere in any way with the Company's or any Subsidiary's right to terminate, or otherwise modify, an employee's employment at any time.

                                   SECTION 17

                                   Withholding
                                   -----------

                  As a condition to receiving shares hereunder, the Company may require the Participant to make a cash payment to the Company of, or the Company may withhold from, any shares distributable under the Plan, an amount necessary to satisfy all Federal, state, city or other taxes as may be required to be withheld in respect of such payments pursuant to any law or governmental regulation or ruling.

                                   SECTION 18

                                     Offsets
                                     -------

                  To the extent permitted by law, the Company shall have the absolute right to withhold any amounts payable to any Participant under the terms of the Plan to the extent of any amount owed for any reason by such participant to the Company or any Subsidiary and to set off and apply the amounts so withheld to payment of any such amount owed to the company or any subsidiary, whether or not such amount shall then be immediately due and payable and in such order or priority as among such amounts owed as the Committee, in its sole discretion, shall determine.

                                   SECTION 19

                                  Notices, etc.
                                  -------------

                  All elections, designations, requests, notices, instructions and other communications from a participant to the committee or the company required or permitted under the Plan shall be in such form as is prescribed from time to time by the Committee, shall be mailed by first-class mail or delivered to such location as shall be specified by the Committee, and shall be deemed to have been given and delivered only upon actual receipt thereof at such location.

                                   SECTION 20

                                 Captions, Etc.
                                 --------------

                  The captions of the sections and paragraphs of this Plan have been inserted solely as a matter of convenience and in no way define or limit the scope or intent of any provision of the Plan. Reference to sections herein are to the specified sections of this Plan unless another reference is specifically stated. Wherever used herein, a singular number shall be deemed to include the plural unless a different meaning is required by the context.

                                   SECTION 21

                                 Effect of Plan
                                 --------------

                  The provisions of the Plan shall be binding upon, and inure to the benefit of, all successors of the Company and each Participant, including, without limitation, such Participant's estate and the executors, administrators or trustees thereof, heirs and legatees, and any receiver, trustee in bankruptcy or representative of creditors of such Participant.

                                   SECTION 22

                                  Governing law
                                  -------------

                  The laws of the State of Delaware shall govern all matters relating to this Plan except to the extent it is superseded by the laws of the United States.

                                    EXHIBIT C

           PROPOSED FORM OF AMENDMENT TO CERTIFICATE OF INCORPORATION INCREASING THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                        IMAGING TECHNOLOGIES CORPORATION


                  It is hereby certified that:

                  1. The name of the corporation (hereinafter called the "Corporation") is Imaging Technologies Corporation.

                  2.  The  Certificate  of   Incorporation  of  the  Corporation
(hereinafter called the "Certificate of Incorporation") is hereby further amended by deleting the current first paragraph of the Fourth Article and replacing it with the following:

                  "FOURTH: The aggregate number of shares of stock which the Corporation shall have authority to issue is 200,100,000 shares divided into two classes; 200,000,000 shares of which shall be designated as Common Stock, $.005 par value per share, and 100,000 shares of which shall be designated as Preferred Stock, with $1,000.00 par value per share. There shall be no
preemptive   rights  with  respect  to  any  shares  of  capital  stock  of  the
Corporation."

                  3. The amendment of the Certificate of Incorporation herein certified has been duly adopted in accordance with the provisions of Sections 228 and 242 of the General Corporation Law of the State of Delaware.


Dated: ___________, 2000

                                                   By:_________________________
                                                          Brian Bonar, President

ATTEST:


By:__________________________
   Philip Englund, Secretary

                                    EXHIBIT D

           PROPOSED FORM OF AMENDMENT TO CERTIFICATE OF INCORPORATION
                            EFFECTING A REVERSE SPLIT

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                        IMAGING TECHNOLOGIES CORPORATION


                  It is hereby certified that:

                  1. The name of the corporation (hereinafter called the "Corporation") is Imaging Technologies Corporation.

                  2.  The  Certificate  of   Incorporation  of  the  Corporation
(hereinafter called the "Certificate of Incorporation") is hereby further amended by deleting the current first paragraph of the Fourth Article and replacing it with the following:

                  "FOURTH: The aggregate number of shares of stock which the Corporation shall have authority to issue is _________ shares divided into two classes; _________ shares of which shall be designated as Common Stock, $.005 par value per share, and _________ shares of which shall be designated as Preferred Stock, with $1,000.00 par value per share. There shall be no
preemptive   rights  with  respect  to  any  shares  of  capital  stock  of  the
Corporation.

                  Effective 12:01 a.m. on __________, 2000 (the "Effective Time"), each __ shares of Common Stock then issued shall be automatically combined into one share of Common Stock of the Corporation. No fractional shares or scrip representing fractions of a share shall be issued, but in lieu thereof, each fraction of a share that any stockholder would otherwise be entitled to receive shall be rounded up to the nearest whole share."

                  3. The amendment of the Certificate of Incorporation herein certified has been duly adopted in accordance with the provisions of Sections 228 and 242 of the General Corporation Law of the State of Delaware.

Dated: ___________, 2000

                                                    By:_________________________
                                                         Brian Bonar, President

ATTEST:


By:__________________________
   Philip Englund, Secretary

                            THE BOARD OF DIRECTORS OF
                        IMAGING TECHNOLOGIES CORPORATION

Dated: May 11, 2000

IMAGING TECHNOLOGIES CORPORATION PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


         The undersigned hereby appoints Brian Bonar and Philip J. Englund jointly and severally, as proxies, with full power of substitution and resubstitution, to vote all shares of stock which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Annual Meeting") of Imaging Technologies Corporation (the "Company") to be held at the Radisson Suite Hotel, 11520 W. Bernardo Ct., San Diego, California 92127, on Monday, May 11, 2000, at 10 a.m., local time, or at any postponements or adjournments thereof, as specified below, and to vote in his or her discretion on such other business as may properly come before the Annual Meeting and any adjournments thereof.


THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2, 3, 4, 5 AND 6.

1.       ELECTION OF DIRECTORS:

Nominees: Brian Bonar, Keith Meadows, Robert A. Dietrich, and Eric W. Gaer

          |_|  VOTE FOR ALL NOMINEES ABOVE  |_|  VOTE WITHHELD FROM ALL NOMINEE
                                                (Except as withheld in the space
                                                 below)

Instruction: To withhold authority to vote for any individual nominee, check the box "Vote FOR" and write the nominee's name on the line below.

--------------------------------------------------------------------------------

2.       APPROVAL OF THE 2000 STOCK OPTION PLAN:

         Approval of the 2000 Stock Option/Stock Issuance Plan, pursuant to which 3,500,000 shares of Common Stock will be reserved for issuance over the term of such plan.

         |_|  VOTE FOR            |_|  VOTE AGAINST              |_|  ABSTAIN


3.       APPROVAL OF THE 2000 STOCK PURCHASE PLAN:

         To approve the Stock Purchase Plan, pursuant to which 1,250,000 shares of Common Stock will be reserved or may be reserved for issuance over the term of such plan.

         |_|  VOTE FOR            |_|  VOTE AGAINST              |_|  ABSTAIN


4.       APPROVAL OF AMENDMENT TO THE COMPANY'S CERTIFICATE OF
         INCORPORATION INCREASING THE COMPANY'S AUTHORIZED COMMON STOCK:

         |_|  VOTE FOR            |_|  VOTE AGAINST              |_|  ABSTAIN

5.       APPROVAL OF REVERSE SPLIT OF THE COMPANY'S COMMON STOCK:

         |_|  VOTE FOR            |_|  VOTE AGAINST              |_|  ABSTAIN



6.       RATIFICATION OF ACCOUNTANTS:

         Ratification and approval of the selection of Boros & Farrington APC as independent auditors for the fiscal year ending June 30, 2000.

         |_|  VOTE FOR            |_|  VOTE AGAINST               |_|  ABSTAIN

                     (PLEASE SIGN AND DATE ON REVERSE SIDE)

UNLESS OTHERWISE SPECIFIED BY THE UNDERSIGNED, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4, 5 AND 6, AND WILL BE VOTED BY THE PROXY HOLDERS AT THEIR DISCRETION AS TO ANY OTHER MATTERS PROPERLY TRANSACTED AT THE ANNUAL MEETING OR ANY ADJOURNMENT(S) THEREOF TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS JUST SIGN BELOW, NO BOXES NEED BE CHECKED.

DATED:  ____________________, 2000


SIGNATURE OF STOCKHOLDER


--------------------------------------------------------------------------------


PRINTED NAME OF STOCKHOLDER


--------------------------------------------------------------------------------


TITLE (IF APPROPRIATE)


--------------------------------------------------------------------------------


PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. IF SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH, AND, IF SIGNING FOR A CORPORATION, GIVE YOUR TITLE. WHEN SHARES ARE IN THE NAMES OF MORE THAN ONE PERSON, EACH SHOULD SIGN.

CHECK HERE IF YOU PLAN TO ATTEND THE ANNUAL MEETING.  |_|




                                  [ITECH LOGO]

                        IMAGING TECHNOLOGIES CORPORATION
              15175 Innovation Drive o San Diego, California 92128
                 Telephone: (858) 613-1300 o Fax: (858) 207-6505